UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.   )

_______________________________

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Filed by a Party other than the Registrant ☐

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ZONED PROPERTIES, INC.

_____________________________________________________________________________________

(Name of Registrant as Specified In Its Charter)

_____________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Zoned Properties, Inc.

14300 N. Northsight Blvd., #208

Scottsdale, Arizona 85260

October 28, 2016

To Our Stockholders:

Zoned Properties, Inc. is holding a Virtual Annual Meeting of Stockholders (“Annual Meeting”) on Monday, November 21, 2016 at 10:00 AM, Pacific Time. You may attend the Annual Meeting, vote and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/ZDPY2016. You will need to provide your 16-digit control number that is on your proxy card.

The formal Notice of Annual Meeting of Stockholders and Proxy Statement accompanying this letter describe the business to be acted upon at the meeting.

Your vote is important to us and your shares should be represented at the meeting whether or not you are personally able to attend. Accordingly, I encourage you to mark, sign, date and return the accompanying proxy promptly.

On behalf of the Board of Directors, thank you for your continued support of Zoned Properties, Inc.

Sincerely,

Bryan McLaren
Chief Executive Officer and President

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on November 21, 2016

NOTICE IS HEREBY GIVEN that Zoned Properties, Inc., a Nevada corporation (the “Company”), will be holding a Virtual 2016 Annual Meeting of Stockholders (“Annual Meeting”) on Monday, November 21, 2016 at 10:00 AM, Pacific Time, at www.virtualshareholdermeeting.com/ZDPY2016 for the following purposes, which are described more fully in the accompanying Proxy Statement:

1.       To elect five directors as nominated by our Board of Directors to each serve a one-year term;

2.       To approve the Zoned Properties, Inc. 2016 Equity Incentive Plan (“2016 Incentive Plan”);

3.       To ratify the selection of D. Brooks and Associates CPA’s, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2016 (“Fiscal 2016”); and

4.       To transact such other business as may properly come before the meeting and/or any adjournment thereof.

All holders of voting stock (common stock and preferred stock) of record at the close of business on October 18, 2016 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

The Board of Directors of the Company has authorized the solicitation of proxies. Unless otherwise directed, the proxies will be voted FOR the election of the nominees listed in the attached Proxy Statement to be members of the Board of Directors of the Company; FOR the approval of the 2016 Incentive Plan; and FOR ratification of D. Brooks and Associates CPA’s, P.A.’s appointment and on other business that may properly come before the Annual Meeting, as the named proxies in their best judgment shall decide.

If you submit a proxy, you may revoke such proxy at any time prior to its exercise by notifying the Secretary of the Company in writing at 14300 N. Northsight Blvd., #208, Scottsdale, Arizona 85260 prior to the Annual Meeting, and, if you attend the Annual Meeting, you may revoke your proxy if previously submitted and vote in person by notifying the Secretary of the Company at the Annual Meeting.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement and submit your proxy as soon as possible. You may submit your proxy for the Annual Meeting by completing, signing, dating and returning your proxy in the pre-addressed envelope provided.

By Order of the Board of Directors,

Bryan McLaren,
Secretary

Scottsdale, Arizona
October 28, 2016

ZONED PROPERTIES, INC.

________________________

PROXY STATEMENT

________________________

FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders
Meeting to Be Held on November 21, 2016

The proxy statement and annual report to stockholders for the fiscal year ended December 31, 2015 are available at www.virtualshareholdermeeting.com/ZDPY2016.

GENERAL INFORMATION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Zoned Properties, Inc., a Nevada corporation (the “Company”), 14300 N. Northsight Blvd., #208, Scottsdale, Arizona 85260, for use at the Virtual 2016 Annual Meeting of Stockholders (“Annual Meeting”) to be held on November 21, 2016, at 10:00 AM, Pacific Time, at www.virtualshareholdermeeting.com/ZDPY2016. You will need to provide your 16-digit control number that is on your proxy card to gain access to the virtual meeting. The Board of Directors of the Company urges you to promptly execute and return your proxy in the enclosed envelope, even if you plan to attend the Annual Meeting. This is designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. This Proxy Statement and the enclosed proxy card are being mailed to the stockholders of the Company on or about October 28, 2016.

Any stockholder submitting a proxy may revoke such proxy at any time prior to its exercise by notifying the Secretary of the Company, in writing, prior to the Annual Meeting. Any stockholder attending the Annual Meeting may revoke his or her proxy and vote personally by notifying the Secretary of the Company at the Annual Meeting.

For additional information on how to access the virtual meeting or voting at the virtual meeting, please write to the Company’s Secretary at Zoned Properties, Inc., 14300 N. Northsight Blvd., #208, Scottsdale, Arizona 85260 or call (877) 360-8839. Only stockholders of record (common stock and preferred stock) at the close of business on October 18, 2016 (the “Record Date”), will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. At the close of business on the Record Date, the Company had 17,194,068 outstanding shares of common stock, $0.001 par value per share (the “Common Stock”) and 2,000,000 shares of preferred stock, $0.001 par value per share (the “Preferred Stock”). Each share of Common Stock entitles the holder thereof to one vote for each share of Common Stock held of record on the Record Date on each matter that may properly come before the Annual Meeting. Each share of Preferred Stock entitles the holder thereof to 50 votes for each share of Preferred Stock held of record on the Record Date on each matter that may properly come before the Annual Meeting. We encourage you to vote promptly, even if you plan to attend the Annual Meeting.

If the accompanying proxy card is signed and returned, the shares represented thereby will be voted in accordance with the directions on the proxy card. Unless a stockholder specifies otherwise therein, the proxy will be voted in accordance with the recommendations of the Board of Directors on all proposals. The presence in person or by proxy of a majority of the voting power represented by outstanding shares of Common Stock and Preferred Stock will constitute a quorum for the transaction of business at the Annual Meeting.

If a quorum exists, action on a matter by the shareholders (other than the election of Directors) is approved if the votes cast by the holders of the shares represented at the meeting in person or by proxy and entitled to vote on the subject matter favoring the action exceed the votes cast opposing the action (with “abstentions” and “broker non-votes” not counted as a vote cast with respect to that matter). This means that the number of shares voted “FOR” an action or matter (other than the election of a director) must exceed the number of shares voted “Against” that action or matter. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present (with “abstentions” and “broker non-votes” not counted as a vote cast with respect to that director). Accordingly, the five nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast for election will be the duly elected directors.

PROXY STATEMENT SUMMARY

2016 ANNUAL MEETING OF STOCKHOLDERS

Date and Time: Monday, November 21, 2016, 10:00 AM, Pacific Time

Virtual Meeting Webcast: www.virtualshareholdermeeting.com/ZDPY2016

Record Date: October 18, 2016

MEETING AGENDA AND BOARD RECOMMENDATIONS

Item		Board Recommendation	Page Reference
1.	Election of five director nominees.	FOR All Director Nominees	5
2.	Approval of the 2016 Equity Incentive Plan.	FOR	15
3.	Ratification of D. Brooks and Associates CPA’s, P.A. as our independent registered public accounting firm for Fiscal 2016.	FOR	18

Item 1 — DIRECTOR NOMINEES

Our Board of Directors has nominated five directors for election at the Annual Meeting. Please see “Item 1 — Election of Directors” beginning on page 5 of this proxy statement for additional information about each nominee.

		Director			Committee Memberships		Other Current
Name	Age	Since	Position	Independent	AC	CC	Public Boards
Bryan McLaren	29	2014	Chief Executive Officer & President of Zoned Properties, Inc.	No	—	—	—
Irvin Rosenfeld	62	2014	Registered Representative with Newbridge Securities Corporation	Yes	M	M	—
Art Friedman	54	2014	Owner/Principal of Triple J Management Services; Former President and CEO of Gold Coast Beverage Distributors	Yes	M	C	—
Alex McLaren, MD	63	2014	Vice President of Clinical Outcomes at SharedClarity, LLC	No	M	M	—
David G. Honaman	65	2016	Principal and CFO of Advanced Benefit Solutions, Inc.	Yes	C	M	—
AC-Audit Committee			C-Chair
CC-Compensation Committee			M-Member

ITEM 2 — APPROVAL OF THE 2016 EQUITY INCENTIVE PLAN

We are asking stockholders to approve the material terms of our new equity incentive program for our executive officers and employees. Additional information regarding the 2016 Equity Incentive Plan may be found beginning on page 15.

ITEM 3 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Though not required, as a matter of good governance, we are asking stockholders to ratify the selection of D. Brooks and Associates CPA’s, P.A. as our independent registered public accounting firm for Fiscal 2016. Additional information regarding this item may be found beginning on page 18.

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ITEM 2 — PROPOSAL TO APPROVE THE ZONED PROPERTIES, INC. 2016 EQUITY INCENTIVE PLAN	15
General	15
Options	16
ISO Limitations	16
Stock Awards	16
Other Provisions Generally Applicable to Awards	17
Adjustments to Awards upon Changes in Capitalization, Dissolution, Merger or Asset Sale	17
Required Votes	17
Board Recommendation	17

ITEM 3 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18
Independent Registered Public Accounting Firm Fees	18
Audit Fees	18
Audit-Related Fees	18
Tax Fees	18
All Other Fees	18
Pre-Approval Policies and Procedures	18
Required Votes	19
Board Recommendation	19

REPORT OF THE AUDIT COMMITTEE	19

SECURITY OWNERSHIP	20
Beneficial Ownership of Directors, Director Nominees, Executive Officers, and More than Five Percent of Our Common Stock	20
Common Stock	20
Preferred Stock	21

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	21

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	21
Safford Note	21
Convertible Notes Payable	22
Notes Payable — Related Party	22
Preferred Stock Issuance	23
Related party lease agreements	23
Rental property acquisition	24

STOCKHOLDER PROPOSALS FOR THE 2017 ANNUAL MEETING	25

ANNUAL REPORT ON FORM 10-K	25

“HOUSEHOLDING” OF PROXY MATERIALS	26

OTHER MATTERS	26

ZONED PROPERTIES, INC. 2016 EQUITY INCENTIVE PLAN	A-1

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the Annual Meeting?

At our Annual Meeting, holders of our voting stock (common stock and preferred stock) will be asked to vote on the following proposals:

1.       Election of five directors as nominated by the Board to each serve a one-year term;

2.       Approval of the Zoned Properties, Inc. 2016 Equity Incentive Plan (“2016 Incentive Plan”);

3.       Ratification of the selection of D. Brooks and Associates CPA’s, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2016 (“Fiscal 2016”); and

4.       Transaction of such other business as may properly come before the meeting or any adjournment of the meeting.

Will any other business be considered at the meeting?

Our by-laws provide that a stockholder may present a proposal at the Annual Meeting that is not included in this proxy statement only if proper written notice was received by us. No stockholder has given the timely notice required by our by-laws in order to present a proposal at the Annual Meeting. Our Board does not intend to present any other matters for a vote at the Annual Meeting.

Who is entitled to attend and vote at the Annual Meeting?

You may vote if you owned shares of our voting stock as of the close of business on October 18, 2016 (the “Record Date”), which is the record date for determining who is eligible to attend and vote (in person or by proxy) at the Annual Meeting or any adjournments or postponements thereof at www.virtualshareholdermeeting.com/ZDPY2016, and your stock ownership is reflected in our record books. As of the close of business on the Record Date, our record book reflects that we had outstanding a total of 17,194,068 shares of common stock, par value $0.001 per share (the “Common Stock”) and 2,000,000 shares of Preferred Stock (“Preferred Stock”) which were eligible to vote. Each share of common stock is entitled to one vote. Each share of Preferred Stock is entitled to 50 votes, for an aggregate of 100,000,000 votes.

How many votes do I have?

You have one vote for each share of our common stock that you owned on the Record Date. You have 50 votes for each share of our Preferred Stock that you owned on the Record Date.

How many votes may be cast by all stockholders?

A total of 117,194,068 votes may be cast at the Annual Meeting with respect to each proposal, consisting of one vote for each share of our common stock outstanding as of the Record Date and 50 votes for each share of our Preferred Stock outstanding as of the Record Date. There is no cumulative voting for the election of directors.

How many shares must be present to hold the Annual Meeting?

In accordance with our by-laws, shares equal to a majority of the voting power of the outstanding shares of our capital stock (common stock and preferred stock) entitled to vote as of the Record Date must be present at the Annual Meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares are counted as present at the Annual Meeting if:

•         you are present and vote in person at the Annual Meeting;

•         you have properly and timely submitted your vote as described below under “How do I vote my shares?”; or

•         you hold your shares in street name, as described below, and you do not provide voting instructions and your broker, bank, trust or other nominee uses its discretion to vote your shares.

If a quorum is not present or represented at the Annual Meeting, the stockholders and proxies entitled to vote will have the power to adjourn the Annual Meeting, without notice other than an announcement at that time, until a quorum is present or represented.

What is a proxy?

It is your designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. We refer to this as your “proxy vote”. Two of our executive officers have been designated as proxies for the Annual Meeting. Those executive officers are Bryan McLaren and Adam Wasserman.

What is a proxy statement?

It is a document that we are required to give you, in accordance with regulations of the SEC, when we ask you to designate proxies to vote your shares of our voting stock (common stock and preferred stock) at an annual meeting of our stockholders. The proxy statement includes information regarding the matters to be acted upon at the Annual Meeting and certain other information required by the regulations of the SEC and the rules of the OTCQX, operated by the OTC Markets Group.

What is the difference between a “stockholder of record” and a “street name” holder?

If your shares are registered directly in your name, you are considered the “stockholder of record” with respect to those shares. If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares, while you are considered the beneficial owner of those shares. In that case, your shares are said to be held in “street name”. Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the method described below under “How do I vote my shares?”.

How do I vote my shares?

Stockholders of Record. If you are a stockholder of record, you may vote in the following ways:

•         By Internet before the Annual Meeting. If you have received a printed copy of the proxy materials from us by mail, you may vote electronically via the Internet at www.proxyvote.com. To be valid, your vote by mail must be received by us by 11:59 p.m., Eastern Time, on November 20, 2016.

•         By Phone. If you have received a printed copy of the proxy materials from us by mail, you may vote by touch-tone telephone by calling 1-800-690-6903. To be valid, your vote by mail must be received by us by 11:59 p.m., Eastern Time, on November 20, 2016.

•         By Mail. If you have received a printed copy of the proxy materials from us by mail, you may vote by completing, signing and dating the enclosed proxy card where indicated and by mailing or otherwise returning the proxy card in the envelope provided to us. To be valid, your vote by mail must be received by us by 11:59 p.m., Eastern Time, on November 20, 2016.

•         At the Annual Meeting. You can vote your shares during the Annual Meeting via the Internet by following the instructions at www.virtualshareholdermeeting.com/ZDPY2016.

Beneficial Owners. If you are a beneficial owner, you may vote by submitting voting instructions to your broker or other nominee holding your shares. You should follow the voting instructions provided by your broker or nominee in order to instruct your broker or nominee on how to vote your shares.

Your vote is important, and we encourage you to vote promptly.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card or voting instruction form, it means that you hold shares registered in more than one account. To ensure that all of your shares are voted, you will need to be sure to vote once for each account.

What if I do not specify how I want my shares voted?

If you submit a signed proxy card or submit your proxy by Internet and do not specify how you want to vote your shares, we will vote your shares:

•         FOR the election of each of the five nominees to the Board;

•         FOR the adoption of the 2016 Incentive Plan; and

•         FOR the ratification of the selection of D. Brooks and Associates CPA’s, P.A. as our independent registered public accounting firm for Fiscal 2016.

Note: If you are a street name holder and fail to instruct your broker, bank, trust or other nominee how you want to vote your shares on a particular matter, those shares are considered to be “uninstructed”. If the broker, bank, trust or other nominee is not permitted to exercise discretion, the uninstructed shares will be referred to as “broker non-votes”.

Your vote is very important. We urge you to vote, or to instruct your broker, bank, trust or other nominee how to vote, on all matters to be considered at the Annual Meeting.

Can I revoke my proxy and change my vote?

Yes, you may revoke your proxy and change your vote at any time before your proxy is voted at the Annual Meeting. You may revoke your proxy and change your vote by:

•         Submitting a later-dated and properly executed proxy card to our Corporate Secretary at the Company’s address listed above, which must be received by us before the time of the Annual Meeting;

•         Submitting a later-dated vote by telephone or on the Internet, in a timely manner;

•         Delivering a written notice of revocation to our Corporate Secretary at the Company’s address listed above, which must be received by us before the time of the Annual Meeting; or

•         Attending the Annual Meeting and voting. Your attendance at the Annual Meeting will not by itself revoke a proxy that you have previously submitted.

What vote is required to approve each item of business included in the Proxy?

Except as provided by law, according to the Company’s bylaws, if a quorum exists, action on a matter by the shareholders (other than the election of Directors) is approved if the votes cast by the holders of the shares represented at the meeting and entitled to vote on the subject matter favoring the action exceed the votes cast opposing the action (with “abstentions” and “broker non-votes” not counted as a vote cast with respect to that matter). This means that the number of shares voted “FOR” an action or matter (other than the election of a director) must exceed the number of shares voted “Against” that action or matter. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present (with ‘abstentions’ and ‘broker non-votes’ not counted as a vote cast with respect to that director). Accordingly, the five nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast for election will be the duly elected directors.

With respect to the approval of the ratification of the appointment of D. Brooks and Associates CPA’s, P.A. as our independent registered public accounting firm, such proposal will be approved if the number of votes cast by the holders of the shares represented at the meeting and entitled to vote on the subject matter favoring the action or proposal exceed the votes cast opposing the action or proposal.

In accordance with applicable laws, the affirmative vote of a majority of the shares present or represented and entitled to vote either in person or by proxy at the 2016 Annual Meeting is required to approve the 2016 Incentive Plan. Abstentions and broker non-votes are treated as shares present and entitled to vote and will have the same effect as a vote against this proposal.

How does the Board of Directors recommend that I vote?

We are asking for your vote on the following proposals:

•         Election of five directors: Bryan McLaren, Irvin Rosenfeld, Art Friedman, Alex McLaren, MD and David G. Honaman;

•         Approval of the 2016 Incentive Plan; and

•         Ratification of the appointment of D. Brooks and Associates CPA’s, P.A. as our independent registered public accounting firm for Fiscal 2016.

Our Board of Directors recommends that you vote “FOR” each of the nominees to the Board of Directors; “FOR” approval of the 2016 Incentive Plan; and “FOR” the ratification of D. Brooks and Associates CPA’s, P.A. as our independent registered public accounting firm for Fiscal 2016. We are not aware of any other matters that will be voted on at the 2016 Annual Meeting. If any other business properly comes before the meeting, however, the persons named as proxies for stockholders will vote on those matters in a manner they consider appropriate.

Where can I find the voting results of the meeting?

We expect to announce preliminary voting results at the Annual Meeting. We plan to publish the final voting results in a Current Report on Form 8-K (“Form 8-K”) filed within four business days of the Annual Meeting. If final voting results are not available within the four business day timeframe, we plan to file a Form 8-K disclosing preliminary voting results within the required four business days, to be followed as soon as practicable by an amendment to the Form 8-K containing the final voting results.

How can I attend the Annual Meeting?

All of our stockholders are invited to attend the Annual Meeting by participating at www.virtualshareholdermeeting.com/ZDPY2016 and providing your 16-digit control number that is on your proxy card. If you hold your shares in street name, you must request a legal proxy from your broker or nominee to attend and vote at the Annual Meeting.

What happens if the Annual Meeting is postponed or adjourned?

If the Annual Meeting is postponed or adjourned, your proxy will remain valid and may be voted when the Annual Meeting is convened or reconvened. You may change or revoke your proxy until it is voted.

Will your independent registered public accounting firm participate in the Annual Meeting?

Our independent registered public accounting firm is D. Brooks and Associates CPA’s, P.A. A representative of D. Brooks and Associates CPA’s, P.A. will be available by teleconference at the Annual Meeting, will be available to answer appropriate questions and will have the opportunity to make a statement if they desire to do so.

Are members of the Board required to attend the Annual Meeting?

Directors are encouraged, but not required, to attend the Annual Meeting.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the charges and expenses of brokerage firms or other nominees for forwarding proxy materials to beneficial owners of shares held in street name. We also will reimburse banks, brokerage houses and other custodians, nominees and certain fiduciaries for their reasonable expenses incurred in mailing proxy materials to their principals.

ITEM 1 — ELECTION OF DIRECTORS

Our Board of Directors currently has five members. All of the current directors’ terms expire as of the Annual Meeting.

All of the current members of the Board, Bryan McLaren, Irvin Rosenfeld, Art Friedman, Alex McLaren, MD and David G. Honaman, have been nominated by the Board to serve until the 2017 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

Each of the nominees has agreed to serve as a director if elected. If, for any reason, any nominee becomes unable to serve before the election, the persons named as proxies will vote your shares for a substitute nominee if one is selected by the Board. Alternatively, the Board, at its option, may reduce the number of directors that are nominated for election.

The Company’s by-laws require directors to be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present (with “abstentions” and “broker non-votes” not counted as a vote cast with respect to that director). Accordingly, the five nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast for election will be the duly elected directors.

Board Recommendation

The Board recommends a vote FOR the election of Bryan McLaren, Irvin Rosenfeld, Art Friedman, Alex McLaren, MD and David G. Honaman. Proxies will be voted FOR the election of the five nominees, unless otherwise specified.

Below is biographical information for each of the director nominees.

Director Nominees

Bryan McLaren. Mr. McLaren has a dedicated history of work in the sustainability industry and in business development. Prior to his appointment as President, CEO and a director of our company in April 2014, Mr. McLaren was recruited as our Chief Sustainability Officer and VP of Operations. Before joining the Company, from February 2013 to February 2014, Mr. McLaren worked as a sustainability consultant for Waste Management, Inc., where he served as a Project Manager for the Arizona State University account. Prior to 2013, Mr. McLaren worked as a Sustainability Manager for Northern Arizona University and as a Sustainability Commissioner for the City of Flagstaff, Arizona. Mr. McLaren has a Masters Degree in Sustainable Community Development, and Executive Masters Degree in Sustainability Leadership, and a Masters of Business Administration Degree with an emphasis on Sustainable Development. Mr. McLaren has served as the Chairman of our board of directors during April 2014 and since June 2014.

As Chief Executive Officer and President, Mr. McLaren is able to provide our Board with valuable insight regarding the Company’s operations, its management team and associates as a result of his day-to-day involvement with the Company. Mr. McLaren’s business development experience, academic achievements, and knowledge of our business, has led our board of directors to conclude that he should continue to serve as a director and in his current roles.

Irvin Rosenfeld. Mr. Rosenfeld is currently a Registered Representative with Newbridge Securities Corporation and has worked in that capacity throughout the past five years. He has over 28 years of experience in the financial industry and is an accomplished author, including his book “My Medicine” published in 2010. Mr. Rosenfeld has appeared on dozens of television news programs and in print media. Mr. Rosenfeld has served as a member of our board of directors during April 2014 and since June 2014.

Mr. Rosenfeld’s knowledge of our business and the emerging medical marijuana industry has led our board of directors to conclude that Mr. Rosenfeld should continue to serve as a director and as a member of our Compensation Committee and our Audit Committee. We believe that Mr. Rosenfeld’s background in the financial services industry provides us with important guidance as we seek to access US capital markets and qualifies him to serve on our board of directors.

Art Friedman. Mr. Friedman, who was appointed as a director on October 1, 2014, has served as Owner/Principal of Triple J Management Services, which specializes in consulting and professional services for the alcoholic beverage industry. Art was most recently President and CEO of Gold Coast Beverage Distributors, a position he held for the last 10 years of his 23 years with the company. During his tenure as President/CEO, Gold Coast more than tripled sales revenue and increased EBITDA by more than five-fold. Over the same period, Mr. Friedman led significant market share gains through organic growth as well as consolidating wholesaler acquisitions. Mr. Friedman began his career with General Foods Corporation, now part of Kraft Foods. He has served on the distributor advisory councils of Diageo-Guinness, Heineken USA, InBev and Miller-Coors. Mr. Friedman graduation Cum Laude with a Bachelor of Science in Business Management from the University of Florida, Warrington School of Business.

We believe that Mr. Friedman’s background as an advisor in the area of business management and his experience in operating, growing and advising companies provides us with the requisite skills and qualifications to serve on our board. Mr. Friedman’s service as a director at the Company since 2014 together with his business background, provides business, governance, organizational and strategic planning expertise to our Board and makes him a valued member of the Audit Committee, and the Compensation Committee, which he chairs.

Alex McLaren, MD. Dr. McLaren, who has served as a director since October 1, 2014, is an accomplished and well-known orthopedic surgeon, professor and researcher. He joined SharedClarity, LLC as Vice President of Clinical Outcomes in February 2016. From 2006 until 2016, Dr. McLaren served as program director of the Banner University Medical Center-Phoenix (Ariz.) Residency Program in Orthopaedic Surgery. He is the former director of Orthopaedic Education for Banner Good Samaritan Medical Center in Phoenix. He was also the program director of the Phoenix Orthopedic Residency Program at Maricopa County Medical Center between 1998 and 2000. He has been in private orthopedic surgery practice twice during his career in Phoenix. After graduating from Queen’s University School of Medicine, Kingston, Ontario, Canada in 1977, Dr. McLaren completed an orthopedic residency at the University of Western Ontario in 1982 and a fellowship at the University of Southern California in 1983. Dr. McLaren is first and foremost an orthopedic educator and researcher whose career has included teaching, research and administration of educational programs. His clinical interest includes orthopedic infections, revision arthroplasty and complex musculoskeletal trauma. With hundreds of publications, numerous grand-funded projects, and medical association postings, Dr. McLaren has established a prized reputation in his field.

We believe that Dr. McLaren’s services provided to numerous organizations provides us with the requisite skills and qualifications to serve on our board and as a member of the Audit Committee and Compensation Committee.

David G. Honaman. Mr. Honaman, who has served as a director since September 26, 2016, has served as Principal and CFO of Advanced Benefit Solutions, Inc. (d/b/a 44 North), an insurance agent and consultant, since 2010. From 2008 to 2009, Mr. Honaman served as an independent financial consultant. Prior to that time, Mr. Honaman spent seven years at Wilcox Associates, Inc., a civil engineering firm, most recently as CFO and Treasurer. Mr. Honaman also served in several capacities at Wolohan Lumber Co. for over 20 years, including as Vice President of Merchandising, Senior Vice President of Finance and CFO. Mr. Honaman began his career as a CPA on the audit staff at Ernst & Young LLP.

Mr. Honaman brings to the Board extensive experience dealing with and overseeing the implementation of accounting principles and financial reporting rules and regulations. With his substantial business and management experience for five years as a certified public accountant and an auditor at Ernst & Young LLP serving numerous public companies in various business sectors, including insurance agencies, Mr. Honaman provides relevant expertise on accounting, investment and financial matters. His service as a chief financial officer at Advanced Benefit Solutions, Inc. (d/b/a 44 North), Wilcox Associates, Inc. and Wolohan Lumber Co., together with his accounting and management experience, make him a valued addition to our Board, Audit Committee, and Compensation Committee, and an effective Non-Executive Chair of the Audit Committee. Mr. Honaman meets the definition of an “audit committee financial expert” as established by the SEC.

Involvement in Certain Legal Proceedings

Our directors and executive officers have not been involved in any of the following events during the past 10 years:

1.       any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.       any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.       being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

4.       being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.       being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease- and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.       being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE

Code of Ethics

We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those employees responsible for financial reporting.

Director Independence

Three of our five board members are independent. The Board has determined that each of Messrs. Friedman, Rosenfeld and Honaman is an independent director pursuant to the listing standards of The Nasdaq Stock Market.

Under The Nasdaq Stock Market rules, no director qualifies as independent unless the Board affirmatively determines that the director has no material relationship with us (directly, or as a partner, stockholder or officer of an organization that has a relationship with us).

In assessing the independence of our directors, the Board considers all of the business relationships between the Company and our directors and their respective affiliated companies. This review is based primarily on the Company’s review of its own records and on responses of the directors to questions in a questionnaire regarding employment, business, familial, compensation and other relationships with the Company and our management. Where relationships exist, the Board determines whether the relationship between the Company and the directors or the directors’ affiliated companies impairs the directors’ independence.

After consideration of the directors’ relationships with the Company, the Board has affirmatively determined that none of the individuals serving as non-employee directors during the fiscal year ended December 31, 2015 (as to Art Friedman and Irvin Rosenfeld) and during 2016 (as to David G. Honaman) had a material relationship with us and that each of such non-employee directors (Art Friedman, Irvin Rosenfeld and David G. Honaman) is independent.

Bryan McLaren was not considered an independent director during his service on the Board during the fiscal year ended December 31, 2015 because of his employment as our CEO, President, Treasurer, Secretary and Chairman of the Board.

Alex McLaren, MD was not considered an independent director during his service on the Board during the fiscal year ended December 31, 2015 because Bryan McLaren is the son of Dr. McLaren.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

All of our directors and director nominees are encouraged to attend the annual meetings of our stockholders.

The Board of Directors held one meeting during the fiscal year ended December 31, 2015. Each of our current directors attended at least 100% or more of the aggregate number of the meetings of the Board (held during the period for which he or she had been a director) and meetings of the committees on which he or she served (held during the period for which he or she served).

Our Board currently has two committees: Audit Committee and Compensation Committee. The Audit Committee was established in September 2016. The Board plans to establish a Nominating and Corporate Governance Committee and a Strategic Advisory Committee before the end of 2016. As of October 28, 2016, the members and Chairs of those committees were:

Independent Directors	Audit	Compensation
Art Friedman	X	Chair
Irvin Rosenfeld	X	X
David G. Honaman	Chair	X
Non-Independent Director
Alex McLaren, MD	X	X

The Audit Committee

The Audit Committee was established in September 2016. All Audit Committee members (except for Alex McLaren) are “independent” under applicable listing standards of The Nasdaq Stock Market and SEC rules and regulations. Our Board of Directors has determined that one of the members of the Audit Committee, Mr. Honaman, meets the definition of an “audit committee financial expert” as established by the SEC, and that Messrs. Friedman and Rosenfeld, the two other members of the Audit Committee, meet the definition of “financially literate” as established by the SEC. The Audit Committee provides assistance to the Board in fulfilling its oversight responsibilities relating to the quality and integrity of the financial reports of the Company. The Audit Committee has the sole authority to appoint, review and discharge our independent accountants, and has established procedures for the receipt, retention, response to and treatment of complaints regarding accounting, internal controls and audit matters. In addition, the Audit Committee is responsible for:

•         reviewing the scope, results, timing and costs of the audit with our independent accountants and reviewing the results of the annual audit examination and any accompanying management letters;

•         assessing the independence of the outside accountants on an annual basis, including receipt and review of a written report from the independent accountants regarding their independence consistent with the independence standards of the board;

•         reviewing and approving the services provided by the independent accountants;

•         overseeing the internal audit function; and

•         reviewing our significant accounting policies, financial results and earnings releases, and the adequacy of our internal controls and procedures.

The responsibilities of the Audit Committee are more fully described in the Committee’s charter.

We recently established the Audit Committee in September 2016. The Audit Committee has engaged D. Brooks and Associates CPA’s, P.A. as our independent registered public accountants for Fiscal 2016 and is recommending that our stockholders ratify this selection at the Annual Meeting. The report of the Audit Committee is found on page 19 of this proxy statement.

The Compensation Committee

All Compensation Committee members (except for Alex McLaren) are “independent” under applicable listing standards of The Nasdaq Stock Market. The Compensation Committee assists the Board in fulfilling its oversight responsibilities relating to executive compensation, employee compensation and benefit programs and plans, and leadership development and succession planning. In addition, the Compensation Committee is responsible for:

•         reviewing the performance of our Chief Executive Officer;

•         determining the compensation and benefits for our Chief Executive Officer and other executive officers;

•         establishing our compensation policies and practices;

•         administering our incentive compensation and stock plans (except for the issuance of securities to non-employee directors for services which is administered by the Board); and

•         approving the adoption of material changes to or the termination of our benefit plans.

The Compensation Committee reviews and discusses with management the disclosures regarding executive compensation to be included in our annual proxy statement. The responsibilities of the Compensation Committee are more fully described in the Committee’s charter.

The Compensation Committee held one meeting during the fiscal year ended December 31, 2015.

The Governance and Nominating Committee

The Board plans to establish a Nominating and Corporate Governance Committee before the end of 2016. Until then, the Board will be responsible for:

•         identifying and recommending candidates for service on the Board;

•         staying abreast of corporate governance developments;

•         reviewing and revising our corporate governance guidelines;

•         conducting its annual review of the performance of the Board and the Board’s committees;

•         recommending members and the Chair for each Board committee;

•         periodically reviewing and determining size and composition of the Board and the criteria for selecting director nominees;

•         periodically reviewing and determining the role and responsibilities of the Board Chair;

•         determining cash and equity compensation of non-employee directors; and

•         periodically reviewing our Code of Conduct with our CEO to recommend any appropriate changes to the Board.

Procedures for Contacting the Board

The Board has established a process for stockholders and other interested parties to send written communications to the Board, the non-management directors, a particular committee or to individual directors, as applicable. Such communications should be sent by U.S. mail addressed to:

Zoned Properties, Inc. Board of Directors

c/o Zoned Properties, Inc.

Attention: Corporate Secretary

14300 N. Northsight Blvd., #208

Scottsdale, Arizona 85260

The Board has instructed the Corporate Secretary to promptly forward all communications so received to the full Board, the non-management directors or the individual Board member(s) specifically addressed in the communication. Comments or questions regarding our accounting, internal controls or auditing matters will be referred to the Audit Committee. Comments or questions regarding our compensation and benefit programs will be referred to the Compensation Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will remain with the Board.

Depending on the subject matter, the Company’s Corporate Secretary will:

•         forward the communication to the director or directors to whom it is addressed;

•         attempt to handle the inquiry directly, for example, where it is a request for information about our Company or if it is a stock-related matter; or

•         not forward the communication if it is primarily commercial in nature or if it relates to a topic that is not relevant to the Board or a particular committee or is otherwise improper.

Procedures for Recommending, Nominating and Evaluating Director Candidates

Recommending Director Candidates for Nomination by the Board

The Board will consider director candidates recommended by stockholders. A stockholder who wishes to recommend a director candidate for nomination by the Board at an annual meeting of stockholders or for vacancies of the Board that arise between annual meetings must provide the Board with sufficient written documentation to permit a determination by the Board whether such candidate meets the required and desired director selection criteria set forth in our by-laws and our corporate governance guidelines described below. Such documentation and the name of the director candidate should be sent by U.S. mail to:

Zoned Properties, Inc. Board of Directors

c/o Zoned Properties, Inc.

Attention: Corporate Secretary

14300 N. Northsight Blvd., #208

Scottsdale, Arizona 85260

Nominating Director Candidates

Under our by-laws, any shareholder holding shares entitled to vote in the election of directors with an aggregate value of at least $10,000 may nominate one or more directors if the shareholder gives written notice to the corporate secretary and the notice is received not less than 60 days nor more than 90 days prior to the dater of the shareholder meeting; except that, if the Company gives less than 75 days’ notice of the meeting date or if public disclosure of the date of the meeting is made less than 75 days before the meeting, the notice must be received not later than the close of business on the 10th day following the day on which notice of the date of the meeting was mailed or public disclosure was made, whichever first occurs. The notice must set forth: (i) the name and address of the shareholder making the nomination; (ii) the name, age, principal occupation or employment, business address and residence address of each person to be nominated; (iii) the class and number of shares of stock held of record, owned beneficially and represented by proxy by such shareholder or any person directly or indirectly controlling, controlled by, under common control with or acting in concert with such shareholder (a “Shareholder Associated Person”), and by each person to be nominated as of the record date for the meeting and as of the date of such notice; (iv) a description of all contracts, arrangements, understandings or relationships between (a) the shareholder making the nomination and any Shareholder Associated Person that relate to the nomination, (b) the shareholder making the nomination and the proposed nominee and (c) the shareholder making the nomination, the proposed nominee or any Shareholder Associated Person and any other person or persons that relate to the nomination; (v) such other information regarding each nominee that would be required to be disclosed in a proxy statement; and (vi) the consent of each nominee to serve as a director of the corporation if elected and that nominee’s representation that the nominee is qualified under the bylaws of the Company.

Evaluating Director Candidates

The Board has no formal guidelines or policy with regard to the consideration of any director candidates recommended by shareholders. Until the Governance and Nominating Committee is established as well as a formal charter and Corporate Governance Guidelines, the Board will consider (in the absence of a Governance and Nominating Committee) several factors when evaluating the appropriate characteristics of candidates for service as a director. The Board initially evaluates a prospective nominee based on his or her resume and other background information that has been provided to the Board. At a minimum, director candidates must demonstrate high standards of ethics, integrity, independence, sound judgment, strength of character, and meaningful experience and skills in business or other appropriate endeavors. In addition to these minimum qualifications, the Board considers other factors it deems appropriate based on the current needs and desires of the Board, including specific business and professional experience that is relevant to the Board’s needs, including, but not limited to, Board diversity. A member of the Board will contact, for further review, those candidates who the Board believes are qualified, who may fulfill a specific Board need and who would otherwise best make a contribution to the Board. The Board is responsible for conducting, with the assistance of the Corporate Secretary, and subject to applicable law, any inquiries into the background and qualifications of the candidate. Based on the information the Board learns during this process, it determines which nominee(s) to submit for election. The Board uses a comparable process for evaluating all director candidates, regardless of the source of the recommendation.

The Board is authorized to use, as it deems appropriate or necessary, an outside consultant to identify and screen potential director candidates. No outside consultants were used during the fiscal year ended December 31, 2015 to identify or screen potential director candidates. The Board will reassess the qualifications of a current director, including the director’s attendance and contributions at Board and committee meetings, prior to recommending a director for reelection.

Compensation Program for Non-Employee Directors

The Board is responsible for reviewing and determining director compensation. The determination of the Board is based on industry and peer group data, independent third party comparisons of director compensation and the Company’s past practices. Based on the Board’s evaluation, our Board determines the compensation of our directors on an annual basis. Directors who are our employees do not receive compensation for their service as directors.

Non-Employee Director Compensation for Fiscal 2015

Each non-employee director receives 10,000 shares of our common stock per year of service. Mr. McLaren does not receive any additional compensation for his service as a member of our board of directors.

Name	Fees earned or paid in cash ($)	Stock awards ($)		Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Irvin Rosenfeld(1)	—	$10,000	(2)	—	—	—	—	$10,000
Art Friedman(3)	—	10,000	(2)	—	—	—	—	10,000
Alex McLaren(5)	—	10,000	(2)	—	—	—	—	10,000

____________

(1)      As of December 31, 2015, Mr. Rosenfeld held 10,000 shares of our common stock.

(2)      Represents 10,000 shares of common stock issued in January 2015 valued at $1.00 per share.

(3)      As of December 31, 2015, Mr. Friedman held 10,000 shares of our common stock.

(4)      As of December 31, 2015, Mr. McLaren beneficially held 1,511,667 shares of our common stock.

EXECUTIVE COMPENSATION

Compensation Tables

Summary Compensation Table

The following table summarizes all compensation recorded by us for the years ended December 31, 2015 and 2014 for our “named executive officers” as such term is defined in Item 402(m)(2) of Regulation S-K.

2015 Summary Compensation Table

Name and principal position	Year	Salary $	Bonus $	Stock Awards $	Option Awards $	Non-Equity Incentive Plan Compensation $	Nonqualified Deferred Compensation Earnings $	All Other Compensation $	Total $
Bryan McLaren, Chief Executive Officer and President(1)	2015	$123,453	—	—	237,150	—	—	—	$360,603
	2014	$87,450	—	—	—	—	—	—	$87,450

Adam Wasserman,	2015	$—	—	19,600	—	—	—	55,200	$74,800
Chief Financial Officer(2)	2014	$—	—	—	—	—	—	18,800	$18,800

____________

(1)      Mr. McLaren was appointed as our Chief Executive Officer and President on March 30, 2014. On December 30, 2015, we granted the Mr. McLaren an option pursuant to our 2014 Equity Compensation Plan, to purchase 250,000 of the Company’s common stock at an exercise price of $1.00 per share. The grant date of the Option was December 30, 2015 and the Options expire on December 30, 2026. The options vest as to 25,000 of such shares on December 30, 2015, 25,000 options vest on December 30, 2016 and for each year thereafter through December 30, 2026. The fair value of this option grant was estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions: dividend yield of 0%; expected volatility of 120%; risk-free interest rate of 2.31%; and, an estimated holding period of 10 years. In connection with these options, the Company valued these options at a fair value of $237,150 and will record stock-based compensation expense over the vesting period. For the year ended December 31, 2015, we recorded stock-based compensation expense of $23,715.

(2)      Mr. Adam Wasserman became chief financial officer in October 2015. In 2015, all other compensation amounts represents $35,700 paid to CFO Oncall as a consulting fee prior to becoming CFO and $19,500 of fees paid to CFO Oncall as compensation as chief financial officer. In 2014, CFO Oncall was paid $18,800 in consulting fees for accounting services provided. Additionally, as compensation for services as CFO, CFO Oncall received 19,600 shares of common stock valued at $19,600.

Narrative Disclosure to Summary Compensation Table

Except as otherwise described below, there are no compensatory plans or arrangements, including payments to be received from the Company with respect to any executive officer, that would result in payments to such person because of his or her resignation, retirement or other termination of employment with the Company, or our subsidiaries, any change in control, or a change in the person’s responsibilities following a change in control of the Company.

Outstanding Equity Awards at 2015 Fiscal Year-End

The following table sets forth information as options outstanding on December 31, 2015.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS						STOCK AWARDS
Name (a)	Number of Securities Underlying Unexercised options (#) Exercisable (b)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date ($) (f)	Number of Shares or Units of Stock that have not Vested (#) (g)	Market Value of Shares or Units of Stock that Have not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested ($) (j)
Bryan McLaren	25,000	225,000	0	$1.00	12/30/2026	0	0	0	0
Adam Wasserman	0	0	0	0	0	0	0	0	0

Securities Authorized for Issuance under Equity Compensation Plans

On October 1, 2014, the Board of Directors authorized the 2014 Equity Compensation Plan (the “2014 Plan”), which reserved 10,000,000 shares of common stock. The number of shares of common stock available for issuance under the 2014 Plan shall automatically increase on the first trading day of January each calendar year during the term of the 2014 Plan, beginning with calendar year 2015, by an amount equal to one and one-half percent (1.5%) of the total number of shares of common stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed 400,000 shares of common stock. If any share of common stock that have been granted pursuant to a stock option ceases to be subject to a stock option, or if any shares of common stock that are subject to any other stock-based award granted are forfeited or terminates, such shares shall again be available for distribution in connection with future grants and awards under the 2014 Plan. The 2014 Plan’s purpose is to enable the Company to offer its employees, officers, directors and consultants an opportunity to acquire a proprietary interest in the Company for their contributions.

The table below sets forth information as of December 31, 2015.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	—	N/A	—

Equity compensation plans not approved by security holders	1,550,000	$1.00	8,450,000

Total	1,550,000	$1.00	8,450,000

Employment Agreements

On July 31, 2014, we entered into an employment agreement with Mr. McLaren pursuant to which we agreed to pay Mr. McLaren an annual salary of $120,000 with increases based on completion of graduate degrees. In 2015, Mr. McLaren completed these degrees and is current salary is $150,000 per year. In addition, the employment agreement has a term of 10 years. Pursuant to the terms of Mr. McLaren’s employment agreement, we may terminate the agreement upon a change of control with 90 days’ written notice. In connection with the employment agreement, on December 30, 2015, we granted the Mr. McLaren an option pursuant to our 2014 Plan, to purchase 250,000 of the Company’s common stock at an exercise price of $1.00 per share. The grant date of the option was December 30, 2015 and the options expire on December 30, 2026. The options vest as to 25,000 of such shares on December 30, 2015, 25,000 options vest on December 30, 2016 and for each year thereafter through December 30, 2026. The fair value of this option grant was estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions: dividend yield of 0%; expected volatility of 120%; risk-free interest rate of 2.31%; and, an estimated holding period of 10 years. In connection with these options, the Company valued these options at a fair value of $237,150 and will record stock-based consulting expense over the vesting period. For the year ended December 31, 2015, the Company recorded stock-based compensation expense of $23,715.

Agreement with CFO Oncall, Inc.

Effective October 1, 2015, we entered into an agreement with CFO Oncall, Inc. (“CFO Oncall”) pursuant to which Adam Wasserman serves as our Chief Financial Officer. Under the agreement, CFO Oncall is to assist us with the timely preparation and assembly of our annual audit, and our quarterly and annual filings with the SEC, assisting with other public filings, summarizing adjusting entries relating to non-monetary transactions, assistance in communicating with our board of directors and attendance at board meetings, assistance with investor relations and assistance with staff training. For its services, we have agreed to pay CFO Oncall (a) a base cash fee of $4,500 per month, (b) an additional cash fee of $2,000 per month (which is deferred until the earlier of April 1, 2016 or our receipt of the proceeds of a capital raise, at which time the additional fee is increased to $6,500 per month and (c) $3,500 per month payable in shares of our common stock valued at the lesser of the share price from the most recent capital raise and 60% of the bid price for our common stock on the last day of the preceding fiscal quarter. Effective October 1, 2015 we issued 19,600 shares of common stock to CFO Oncall in satisfaction of required share issuances through December 31, 2015 (17,500 shares of which was issued as a bonus determined by the Company).

Long-Term Incentive Plans

On October 1, 2014, the Board of Directors authorized the 2014 Plan, which reserved 10,000,000 shares of common stock. The number of shares of common stock available for issuance under the 2014 Plan shall automatically increase on the first trading day of January each calendar year during the term of the 2014 Plan, beginning with calendar year 2015, by an amount equal to one and one-half percent (1.5%) of the total number of shares of common stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed 400,000 shares of common stock. If any share of common stock that have been granted pursuant to a stock option ceases to be subject to a stock option, or if any shares of common stock that are subject to any other stock-based award granted are forfeited or terminates, such shares shall again be available for distribution in connection with future grants and awards under the 2014 Plan. The 2014 Plan’s purpose is to enable the Company to offer its employees, officers, directors and consultants an opportunity to acquire a proprietary interest in the Company for their contributions. As of December 31, 2015, 1,550,000 options have been granted pursuant to the 2014 Plan and 8,450,000 shares are available for future issuance. Through December 31, 2014, no equity instruments had been issued pursuant to the 2014 Plan.

ITEM 2 — PROPOSAL TO APPROVE THE
ZONED PROPERTIES, INC. 2016 EQUITY INCENTIVE PLAN

General

On August 9, 2016, the Company’s Board of Directors adopted the Zoned Properties, Inc. 2016 Equity Incentive Plan, substantially in the form attached hereto as Appendix A. Our Board of Directors adopted the 2016 Incentive Plan to permit us to offer to our employees, officers, directors, and consultants whose contributions to our Company have been, are or likely to be, important to our success, an opportunity to acquire a proprietary interest in the Company. We believe that the types of awards that may be provided under the 2016 Incentive Plan will enable us to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of our business. Awards granted under the 2016 Incentive Plan shall collectively be referred to hereinafter as “Awards”. The Company currently has no plans, arrangements, agreements or understandings for the grant of any Awards under the 2016 Incentive Plan.

We intend to reserve 10,000,000 of our authorized but unissued shares of Common Stock for issuance under the 2016 Incentive Plan. The 2016 Incentive Plan shall become effective upon its adoption by the Board of Directors, however, no Awards may be granted under the 2016 Incentive Plan until it has been approved by the stockholders of the Company. The term of the 2016 Incentive Plan shall be for 10 years from the date of the 2016 Incentive Plan’s adoption by the Board unless earlier terminated. The term of each Award shall be determined by the Administrator (as such term is defined below).

Persons eligible to receive Awards under the 2016 Incentive Plan shall include employees, officers, directors or consultants of the Company who provide bona fide services to us in connection with our business. Under federal securities laws, these services cannot be in connection with the offer of sale of our securities in a capital raising transaction nor directly or indirectly promote or maintain a market for our securities.

The 2016 Incentive Plan shall be administered by our Board of Directors or an underlying committee (the “Administrator”). The Administrator shall determine from time to time to whom Awards are to be granted, the type of Award to be granted, the number of shares of common stock to be covered by each Award, the forms of the Award Agreements and the terms and conditions of the Award, consistent with the terms of the 2016 Incentive Plan, such as the time or times at which an Award shall be granted, the vesting schedule, the dates such Awards become exercisable, and the acceptable forms of consideration. Further, the Administrator shall have the authority to construe and interpret the terms of the 2016 Incentive Plan, prescribe, amend and rescind rules and procedures relating to the operation and administration of the 2016 Incentive Plan, modify or amend each Award, impose restrictions, conditions or limitations on each Award, and to make all other determinations deemed necessary or advisable for administering the 2016 Incentive Plan and any Award granted thereunder.

The Administrator may amend, suspend or terminate the 2016 Incentive Plan at any time, but such action shall be subject to the approval of the stockholders of the Company. No amendment, suspension or termination of the 2016 Incentive Plan shall materially impair the rights of any Award, unless agreed otherwise between the awardee and the Administrator.

The 2016 Incentive Plan authorizes the grant of the following Awards:

•         options which quality as “incentive stock options” (“ISOs”) under Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”);

•         options which do not qualify as ISOs (“non-qualified options” or “NSOs”);

•         awards of our Common Stock and stock units;

•         stock appreciation rights;

•         grants of restricted stock; and

•         other stock-based awards, subject to limitations under applicable law.

Options

The Administrator may grant an option from time to time in its discretion or automatically upon the occurrence of specified events. The term of the option shall be 10 years from the grant date or such shorter term as may be determined by the Administrator. The term of an ISO granted to a 10% stockholder shall not exceed five (5) years.

Each option agreement made pursuant to the 2016 Incentive Plan shall contain provisions regarding (i) the number of shares that may be issued upon exercise of the option; (ii) the type of option; (iii) the exercise price of the shares and the means of payment for the shares; (iv) the term of the option; (v) such terms and conditions on the vesting or exercisability of an option, or both, as may be determined from time to time by the Administrator; (vi) restrictions on the transfer of the option and forfeiture provisions; and (vii) such further terms and conditions, in each case not inconsistent with the 2016 Incentive Plan, as may be determined from time to time by the Administrator.

The exercise price per share for the shares to be issued pursuant to the exercise of an option shall be determined by the Administrator, subject to the following: (i) for ISOs, the per share exercise price shall be no less than 100% of the fair market value per share on the grant date. Notwithstanding the foregoing, if any ISO is granted to a 10% stockholder, then the exercise price shall not be less than 110% of the fair market value of a share of common stock on the grant date; (ii) for NSOs, the per share exercise price shall be no less than 100% of the fair market value per share on the grant date. The per share exercise price for NSOs may also vary according to a predetermined formula; provided, that the exercise price never falls below 100% of the fair market value per share on the grant date.

If an awardee under the 2016 Incentive Plan ceases to be an employee, director, officer or consultant of the Company, as a result of his or her death, disability, or otherwise, the awardee may exercise his or her option within such period as is specified in the award agreement or as otherwise set forth under the 2016 Incentive Plan.

ISO Limitations

Only employees of the Company may be granted ISOs. An employee who is granted an ISO may not have a leave of absence exceeding three months, unless the right to reemployment upon expiration of such leave is provided by statute or contract.

If the aggregate fair market value of the shares with respect to which ISOs are exercisable for the first time by the awardee during any calendar year exceeds $100,000, then the portion of such options that exceeds $100,000 shall be treated as NSOs. The fair market value of the shares shall be determined as of the grant date.

The option agreement that grants an ISO must provide that the ISO cannot be transferable by the awardee other than by will or the laws of descent and distribution, and, must not be exercisable by any other person during the lifetime of the awardee. Notwithstanding the foregoing, the Administrator, in its sole discretion, may allow the awardee to transfer the ISO to a trust under Section 671 of the Code and other applicable law. If the terms of the ISO are amended to permit transferability, the option shall be treated for tax purposes as a NSO.

Stock Awards

Each stock award agreement made under the 2016 Incentive Plan shall contain provisions regarding (i) the number of shares subject to such stock award or a formula for determining such number; (ii) the purchase price, if any, of the shares, and the means of payment for the shares; (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of shares granted, issued, retained, or vested, as applicable; (iv) such terms and conditions on the grant, issuance, vesting, or forfeiture of the shares, as applicable, as may be determined from time to time by the Administrator; (v) restrictions on the transferability of the stock award; and (vi) such further terms and conditions in each case not inconsistent with the 2016 Incentive Plan as may be determined from time to time by the Administrator.

Unless otherwise provided by the Administrator, upon the awardee’s termination of services with the Company, the unvested stock award and the shares subject thereto shall be forfeited, subject to certain conditions. Unless otherwise provided by the Administrator, the awardee shall have rights equal to those of a stockholder and shall be a stockholder of the Company only after shares are issued. An awardee holding Stock Units shall be entitled to receive dividend payments as if he or she were an actual stockholder.

Other Provisions Generally Applicable to Awards

Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, and may be exercised during the lifetime of the awardee and only by the awardee.

Adjustments to Awards upon Changes in Capitalization, Dissolution, Merger or Asset Sale

The number and kind of shares covered by each outstanding Award, and the price per share subject to each outstanding Award shall be proportionally adjusted to prevent dilution or enlargement of rights under the 2016 Incentive Plan for any change in the outstanding common stock subject to the 2016 Incentive Plan, or subject to any Award, resulting from any stock splits, combination or exchange of shares, consolidation, spin-off or recapitalization of shares or any capital adjustment or transaction similar to the foregoing or any distribution to holders of common stock other than regular cash dividends. The Administrator shall make such adjustment in such manner as it deems equitable and appropriate, subject to compliance with applicable laws.

In the event of the proposed dissolution or liquidation of the Company, the Administrator in its discretion may provide for an option to be fully vested and exercisable until ten days before such proposed transaction or may provide that any restrictions on any Award shall lapse before the proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately before the consummation of such proposed transaction.

If there is a change in control of the Company, the Administrator may, in its discretion, provide for the assumption, continuation or substitution, adjustment, modification, or cancellation of all or any part of the Awards.

Required Votes

The affirmative vote of a majority of the shares present or represented and entitled to vote either in person or by proxy at the 2016 Annual Meeting is required to approve the 2016 Incentive Plan. Abstentions and broker non-votes are treated as shares present and entitled to vote and will have the same effect as a vote against this proposal.

Board Recommendation

The Board recommends a vote FOR approval of the 2016 Incentive Plan. Proxies will be voted FOR approval of the 2016 Incentive Plan unless otherwise specified.

ITEM 3 — RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected D. Brooks and Associates CPA’s, P.A. as our independent registered public accounting firm for Fiscal 2016 and has further directed that management submit the selection of an independent registered public accounting firm for ratification by our shareholders at the annual meeting. Representatives of D. Brooks and Associates CPA’s, P.A. are expected to be available by teleconference at the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our bylaws nor other governing documents or law require shareholder ratification of the selection of D. Brooks and Associates CPA’s, P.A. as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of D. Brooks and Associates CPA’s, P.A. to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

Independent Registered Public Accounting Firm Fees

The following table sets forth the fees billed or will be billed to our company for the years ended December 31, 2015 and 2014 for professional services rendered by D. Brooks and Associates CPA’s, P.A.:

Fees	2015	2014
Audit Fees	$25,000	$30,000
Audit-Related Fees	5,000	0
Tax Fees	0	0
Other Fees	0	0
Total Fees	$30,000	$30,000

Audit Fees

Audit fees were for professional services rendered for the audits of our financial statements and for review of our quarterly financial statements during the 2015 and 2014 fiscal years.

Audit-Related Fees

During the 2014 fiscal year, our independent registered public accountants did not provide any assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not reported under the caption “Audit Fees” above. During the 2015 fiscal year, our independent registered public accountants reviewed our registration statement on Form S-1.

Tax Fees

As our independent registered public accountants did not provide any services to us for tax compliance, tax advice and tax planning during the fiscal years ended December 31, 2015 and 2014, no tax fees were billed or paid during those fiscal years.

All Other Fees

Our independent registered public accountants did not provide any products and services not disclosed in the table above during the 2015 and 2014 fiscal years. As a result, there were no other fees billed or paid during those fiscal years.

Pre-Approval Policies and Procedures

Since its establishment in September 2016, our Audit Committee pre-approves all services provided by our independent auditors. Prior to such time, our entire board of directors acted as our audit committee. All of the above services and fees were reviewed and approved by our board of directors before the respective services were rendered.

Our board of directors has considered the nature and amount of fees billed by our independent registered public accounting firm and believe that the provision of services for activities unrelated to the audit is compatible with maintaining their respective independence.

Required Votes

The selection of D. Brooks and Associates CPA’s, P.A. shall be ratified if the votes cast by the holders of the shares represented at the meeting (in person or by proxy) and entitled to vote favoring the ratification exceed the votes cast opposing the ratification (with “abstentions” and “broker non-votes” not counted as a vote cast with respect to that matter). This means that the number of shares voted “FOR” the ratification must exceed the number of shares voted “Against” the ratification.

Board Recommendation

The Board recommends that you vote FOR ratification of the selection of D. Brooks and Associates CPA’s, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2016. Proxies will be voted FOR ratification of this selection unless otherwise specified.

REPORT OF THE AUDIT COMMITTEE

Our Audit Committee was established in September 2016. Since its establishment, the Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Prior to establishment of the Audit Committee, our entire Board of Directors acted as the audit committee. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with U.S. generally accepted accounting principles.

In fulfilling its oversight responsibilities, the Board of Directors reviewed and discussed with management the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2015, including a discussion of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

In addition, the Board of Directors discussed with the independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board’s Auditing Standard No. 16 “Communications with Audit Committees.” The Board of Directors met with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of the Company’s financial reporting.

The Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

Because the Audit Committee was not established until September 2016, after the Company’s Annual Report on 10-K for the fiscal year ended December 31, 2015 was filed, the Audit Committee did not recommend to the Board of Directors that the audited financials be included in the Annual Report on Form 10-K. However, in reliance on the reviews and discussions referred to above, the Board of Directors approved the inclusion of the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC.

Submitted by the Audit Committee of the Board of Directors.

David G. Honaman, Chair

Art Friedman

Irvin Rosenfeld

Alex McLaren, MD

SECURITY OWNERSHIP

Beneficial Ownership of Directors, Director Nominees, Executive Officers, and More than Five Percent of Our Common Stock

The following table sets forth certain information regarding beneficial ownership of our common stock and preferred stock as of October 18, 2016, by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding common stock, (ii) each director, director nominee and each of our Named Executive Officers and (iii) all executive officers, directors and director nominees as a group. As of October 18, 2016, there were 17,194,068 shares of our common stock outstanding and 2,000,000 shares of Preferred Stock outstanding.

The number of shares of common stock beneficially owned by each person is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after the date hereof, through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Common Stock

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Named Executive Officers and Directors:
Bryan McLaren(1)	25,000	* %
Irvin Rosenfeld	20,000	* %
Art Friedman	20,000	* %
Alex McLaren	1,521,667	8.9%
David G. Honaman	0	0.0%
Adam Wasserman	23,350	* %
All executive officers and directors as a group (five persons)	1,610,017	9.4%

Other 5% Stockholders:
Alan Abrams c/o Zoned Properties, Inc. 14300 N. Northsight Blvd., #208 Scottsdale, AZ 85260	3,526,669	20.6%

Greg Johnston 915 Stitch Rd. Lake Stevens, WA 98258	2,512,500	14.6%

Christopher Carra 8880 E. Friess Scottsdale, AZ 85260	2,043,335	11.9%

____________

*         Less than 1%.

(1)      Consists of 25,000 vested stock options exercisable at $1.00 per share.

Preferred Stock

Name and Address of Beneficial Owner	Shares of Preferred Stock Beneficially Owned	Percent of Class Beneficially Owned	Percent of Voting Power(2)
Greg Johnston 915 Stitch Rd. Lake Stevens, WA 98258	1,000,000	50.0%	42.7%

Alex McLaren(1) c/o Zoned Properties, Inc. 14300 N. Northsight Blvd., #208 Scottsdale, AZ 85260	1,000,000	50.0%	42.7%

____________

(1)      Shares are held by McLaren Family LLLP. Alex McLaren is the general partner of McLaren Family LLLP and has voting and dispositive power over such shares.

(2)      As a result of the multiple votes accorded to holders of the preferred stock (50 votes per share), Greg Johnston and Alex McLaren have the ability to control the outcome of all matters submitted to a vote of stockholders, including the election of directors. The percent of voting power in the table gives effect to the holder’s beneficial ownership of common stock and preferred stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons we believe that during year ended December 31, 2015, all filing requirements applicable to our executive officers and directors, and persons who own more than 10% of our common stock were complied with, except as follows: each of Bryan McLaren, Adam Wasserman, Irvin Rosenfeld, Art Friedman, Alex McLaren, Alan Abrams, Christopher Carra, Greg Johnston and Patricia Haugland failed to file timely a Form 3, and Bryan McLaren failed to file timely one Form 4 relating to one transaction.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We do not have a written policy for the review, approval or ratification of transactions with related parties or conflicted transactions. When such transactions arise, they are referred to the audit committee for consideration for referral to our board of directors for its consideration.

Safford Note

In December 2013, the Company closed a Note Purchase and Loan Participation Assignment Agreement (“Note Purchase Agreement”) with and amongst MAC CAM LLC, a company partially owned by Marc Brannigan, the Company’s former president, Cumbre Investments LLC, a company owned by Duke Rodriguez (formerly a principal stockholder), a third party entity, and four individual investors who are related parties (Marc Brannigan, Duke Rodriguez, Christopher Carra and Alan Abrams), and a third party, pursuant to which the Company issued 8,333 shares of common stock of the Company and two convertible promissory notes (see convertible Notes Payable below) in total amount of $170,000 to purchase a Promissory Note (referred to as the “Safford Note”), dated February 19, 2013, in the original principal amount of $209,400 and with a maturity date of February 1, 2018, which is secured by a Mortgage/Deed of Trust on Real Property recorded March 5, 2013 in Document No. 2013-01174, of the Official Records of the County Recorder of Graham County, Arizona. On March 12, 2014, the Safford Note was paid to us and we received a cash payment of $210,500.

Convertible Notes Payable

From September 2013 to December 2013, the Company borrowed funds from MAC CAM, a limited liability company partially owned by the Company’s former President, in the aggregate amount of $159,413 to cover its daily operations, including but not limited to, consulting and advisory fees, accounting fees, legal fees, compliance fees and others general and administrative expenses. The borrowings were evidenced by four convertible promissory notes, dated on September 30, 2013 (“September Note”), October 31, 2013 (“October Note”), November 30, 2013 (“November Note”) and December 31, 2013 (“December Note”).

The September Note and October Note accrued annual interest at 8% per annum and the November Note and December Note accrued interest at 10% per annum. In connection with the September Note and October Note, the holder of the Notes has an option to convert all or any portion of the accrued interest and unpaid principal balance of the Notes into the common stock of the Company or its successors at fixed conversion prices of $6.00 and $6.00 per common share, respectively. In connection with the November Note and December Note, the holder of the Notes has an option to convert all or any portion of unpaid principal balance of the Notes into the common stock of the Company or its successors at fixed conversion prices of $6.00 and $12.00 per common share, respectively. We evaluated whether or not these convertible notes contained embedded conversion options, which meet the definition of a derivatives under ASC Topic 815. We concluded that since the convertible notes had fixed conversion prices, the convertible notes were not derivative instruments. We analyzed this provision under ASC Topic 815 and therefore it qualified as equity under ASC Topic 815. The convertible notes were considered to have embedded beneficial conversion features (BCF) because the effective conversion price was less than the fair value of the Company’s common stock on the respective note dates. The convertible notes were fully convertible at the issuance date. Accordingly, the intrinsic value of the beneficial conversion features were calculated to be $128,406 and was recorded as a debt discount and was amortized over the respective note term. For the years ended December 31, 2014 and 2013, amortization of debt discount related to these convertible notes amounted to $79,121 and $49,285, respectively, and has been included in interest expense — related party on the accompanying consolidated statements of operations. On March 5, 2014, we issued a total of 22,942 shares of common stock of the Company to settle all principal and interest obligations pursuant to these convertible notes payable.

On December 9, 2013, in connection with the Note Purchase Agreement discussed above, we issued a convertible promissory note in the amount of $85,000 to MAC CAM. The Note bear an interest rate of 10% per annum and was due on December 9, 2014, pursuant to which the holders of the Notes have an option to convert all or any portion of the accrued interest and unpaid principal balance of the Notes into the common stock of the Company or its successors, at 50% of the market bid price of the common stock on the demand date for conversion. Pursuant to ASC Topic 470-20-525 (Debt with conversion and other options), since this convertible note had fixed conversion percentages of 50% of the stock price, we determined it had a fixed monetary amount that can be settled for the debt. Accordingly, at December 31, 2013, we recorded an embedded conversion option liability amounting to $85,000 on the accompanying consolidated balance sheet since this convertible note is convertible for the conversion premium and recorded interest expense — related party of $85,000. At December 31, 2013, principal amount due under this convertible note amounted to $85,000. On January 29, 2014, MAC CAM fully converted this note and all unpaid interest into 720 shares of the Company’s common stock. Accordingly, on the date of conversion, the embedded conversion option liability of $85,000 was reclassified to additional paid-in capital.

On August 20, 2014, we received $500,000 from Greg Johnston, a beneficial stockholder pursuant to the terms of a Senior Convertible Debenture. The Debenture bears interest at 7% and the principal balance and all accrued interest is due on the maturity date of August 20, 2017. The holder has the option after 12 months to convert all or a portion of the Debenture into shares of the Company’s common stock at the conversion price of $5.00 per share. As of December 31, 2014, the principal and accrued interest balances due and owing under this Debenture is $500,000 and $12,542, respectively. As of December 31, 2015, the principal and accrued interest balances due and owing under this Debenture is $500,000 and $47,542, respectively.

Notes Payable — Related Party

On January 31, 2014, we received $200,387 from Alan Abrams, a beneficial stockholder. Pursuant to the terms of the loan, the loan bears interest at 10% and is due on February 14, 2014. On February 11, 2014, the balance due was repaid in full.

Preferred Stock Issuance

On December 20, 2013, the Board of Directors of the Company approved the issuance of 700,000 shares of preferred stock to MAC CAM for professional services in connection with setting up the business with respect to commercial properties acquisition and management that face unique zoning challenges, and running the daily operations of the Company. The 700,000 shares of preferred stock are not convertible into any other class or series of stock, the holder of which are entitled to 50 votes for each share held. Voting rights are not subject to adjustment for splits that increase or decrease the common shares outstanding. On July 22, 2014, these 700,000 shares were redeemed by the Company under an agreement with the stockholder at a cost of $700.

On July 22, 2014, the Board of Directors accepted a subscription agreement from the McLaren Family LLLP, whose general partner is Alex C. McLaren, the father of the Company’s current President and CEO Bryan McLaren, for the acquisition of 1,000,000 shares of the Company’s preferred stock. The Company simultaneously accepted a subscription agreement from Gregory Johnston, a beneficial stockholder, for the acquisition of 1,000,000 shares of the Company’s preferred stock.

Related Party Lease Agreements

During 2014, the Company entered into lease agreements with non-profit companies and other companies whose director is a beneficial stockholder of the Company. Additionally, in August 2015, the Company entered into two lease agreements with a company owned by this beneficial shareholder of the Company to lease space in Tempe, Arizona and Chino Valley, Arizona. The Tempe lease commenced on September 1, 2015 and expires on August 31, 2035 with base monthly rent $13,500, subject to a 5% annual increase. The Chino Valley lease commenced on August 1, 2015 and expires on July 31, 2035 with base monthly rent $30,000, subject to a 5% annual increase. For the year ended December 31, 2015 and 2014, rental income associated with these related party leases amounted to $980,509 and $140,527, respectively. At December 31, 2015 and 2014, deferred rent receivable — related party amounted to $367,013 and $28,027, respectively. In connection with these leases, the related party tenants shall pay security deposits aggregating $60,000 payable in twelve monthly installments of $5,000 beginning September 1, 2015. At December 31, 2015, security deposits payable to related parties amounted to $26,250.

On February 16, 2016, these related party leases were amended. On February 16, 2016, we entered into a binding letter of intent (the “Chino Valley LOI”) with C3C3 Group, LLC (“C3C3”) and Broken Arrow Herbal Center, Inc. (“Broken Arrow”). Each of C3C3 and Broken Arrow are owned by Alan Abrams, a significant stockholder of the Company. Pursuant to the terms of the Chino Valley LOI, the parties agreed to amend the existing lease agreement, dated August 6, 2015, to provide for the lease by Chino Valley to C3C3 of approximately 45,000 square feet of space in Chino Valley, Arizona. The monthly rent due, pursuant to the terms of the Chino Valley LOI, will be $70,833 beginning June 1, 2016 and $127,500 beginning August 1, 2016; however, the increased rental revenue will be contingent upon the completion of the constructed expansion at the facility. In subsequent years beginning August 1, 2017, there will be a 5% annual increase in the monthly rent. Pursuant to the LOI, we shall construct certain tenant improvements in the premises for this tenant’s use with an estimated budget of approximately $2 million.

On August 23, 2016, we entered into a second amendment to commercial lease (the “Second Amendment”) with C3C3 and Alan Abrams, effective September 1, 2016. Pursuant to the terms of the Second Amendment, the leased property was expanded from 5,000 square feet to 15,000 square feet and the monthly rental rate was increased, such that the monthly rent for the premises would be as follows:

Months 1-12	-	$13,500.00
Months 13-18	-	$13,500.00
Months 19-24	-	$25,500.00
Months 25-36	-	$49,500.00
Months 37-48	-	$52,500.00
Months 49-60	-	$55,125.00
Months 61-72	-	$57,881.25
Months 73-84	-	$60,775.31
Months 85-96	-	$63,814.08
Months 97-108	-	$67,004.78

Months 109-120	-	$67,004.78
Months 121-132	-	$67,004.78
Months 133-144	-	$67,004.78
Months 145-156	-	$67,004.78
Months 157-168	-	$67,004.78
Months 169-180	-	$67,004.78
Months 181-192	-	$67,004.78
Months 193-204	-	$67,004.78
Months 205-216	-	$67,004.78
Months 217-228	-	$67,004.78
Months 229-240	-	$67,004.78

Effective October 10, 2016, we entered into a third amendment to commercial lease agreement (the “Third Amendment”) with C3C3 and Alan Abrams. Pursuant to the terms of the Third Amendment, the size of the leased property was expanded and the monthly rental rate was increased, such that the monthly rent for the leased premises will be as follows:

Month 1	-	Waived
Months 2-6	-	$30,000.00
Months 7-12	-	$40,000.00
Months 13-15	-	$42,000.00
Months 16-24	-	$55,000.00
Months 25-36	-	$57,750.00
Months 37-48	-	$60,637.50
Months 49-60	-	$63,669.38
Months 61-72	-	$66,852.84
Months 73-84	-	$60,775.31
Months 85-96	-	$70,195.49
Months 97-108	-	$73,705.26
Months 109-120	-	$77,390.52
Months 121-132	-	$81,260.05
Months 133-144	-	$81,260.05
Months 145-156	-	$81,260.05
Months 157-168	-	$81,260.05
Months 169-180	-	$81,260.05
Months 181-192	-	$81,260.05
Months 193-204	-	$81,260.05
Months 205-216	-	$81,260.05
Months 217-228	-	$81,260.05
Months 229-240	-	$81,260.05

In November 2016, the lease will begin month 16 of the lease.

Rental Property Acquisition

On January 29, 2014, we entered into the Ultra Agreement with Ultra Health, pursuant to which we were to acquire a 1,536 square foot modular building to be delivered and erected on the purchased land for total cash payments of $675,000. Ultra Health is a related party due to common ownership and investments made with Alan Abrams, a beneficial stockholder of the Company. Subsequent to the purchase of this land and building, these real estate assets were transferred to Gilbert Property, LLC, a wholly-owned subsidiary of the Company. In connection with the 1,536 square foot modular building discussed above, on April 10, 2015, we became a party to a certain case brought in the Superior Court of the State of Arizona in and for Maricopa County, Arizona styled, Zoned Properties, Inc. v. Duke Rodriguez, Ultra Health, LLC and Cumbre Investment, LLC (the “Defendants”), Case No. CV-2015-004225, wherein we alleged, among other things, that the Defendants, alone or in collusion with one another, breached a certain contract for the construction of the Gilbert building, and made material misrepresentations or had negligently misrepresented certain material elements upon which we relied, in purchasing the land upon which that building was to be constructed, which the Defendants failed to perform. We review our rental properties for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Based on this review, on December 31, 2014, we determined that the Gilbert building carrying value of $675,000 was not recoverable and recorded an impairment loss — related party of $675,000. On July 9, 2015 and effective August 1, 2015, as discussed elsewhere herein, we entered into a settlement agreement with the Defendants that, among other things, settles the pending claims and grants mutual general releases.

On April 4, 2014, we entered into a purchase agreement with Ultra Health pursuant to which we acquired a modular building in Green Valley, Arizona for total payment of $87,073. On October 22, 2014, our subsidiary, Green Valley Group LLC entered into a real estate purchase and sale agreement with a company owned by Duke Rodriguez, pursuant to which we acquired the property located in Green Valley, AZ for a purchase price of $400,000.

On May 28, 2014, we entered into a purchase agreement with Ultra Health pursuant to which we acquired three parcels of land and a building in Mohave County, Arizona for total payments of $260,000.

On August 12, 2014, we entered into a real estate purchase agreement with a company owned by Duke Rodriguez, who became a beneficial stockholder of the Company in July 2015, pursuant to which we acquired the property located in Bernalillo County, New Mexico consisting of 11.30 acres for total payments of $2,750,000. Pursuant to a settlement agreement as discussed above and elsewhere herein, we transferred title to this property to Defendants.

STOCKHOLDER PROPOSALS FOR THE 2017 ANNUAL MEETING

Stockholders intending to present a proposal at the 2017 Annual Meeting of Stockholders and have it included in our proxy statement for that meeting must submit the proposal in writing to Zoned Properties, Inc., Attention: Corporate Secretary, 14300 N. Northsight Blvd., #208, Scottsdale, Arizona 85260. We must receive such proposals no later than December 29, 2016. It is suggested that proposals be submitted by certified mail, return receipt requested.

Stockholders intending to present a proposal at the 2017 Annual Meeting of Stockholders without inclusion of the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our By-laws. The By-laws require, among other things, that we receive written notice from the stockholder of the intent to present such proposal or nomination no more than 90 days and no less than 60 days prior to the scheduled date of the meeting (or, if less than 75 days’ notice or prior public disclosure of the date of the meeting is given, by the 10th day following the earlier of (i) the day such notice was mailed or (ii) the day such public disclosure was made).

A stockholder’s notice to us must include a full description of such proposal (including all information that would be required in connection with such proposal under the SEC’s proxy rules if such proposal were the subject of a proxy solicitation and the written consent of each nominee for election to the Board named therein (if any) to serve if elected) and the name, address and number of shares of Common Stock held of record or beneficially as of the record date for such meeting by the person proposing to bring such proposal before the meeting.

Nothing in this section shall be interpreted or construed to require the inclusion of information about any stockholder proposal in our Proxy Statement.

ANNUAL REPORT ON FORM 10-K

Along with mailing the proxy materials, we have included a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015. We will provide stockholders with additional copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, without charge, upon written request to Zoned Properties, Inc., Attention: Corporate Secretary, 14300 N. Northsight Blvd., #208, Scottsdale, Arizona 85260.

“HOUSEHOLDING” OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders will be householding our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement and annual report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker or us that they will be householding communications to your address, householding will continue until you are notified otherwise.

Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker or, if a stockholder is a direct holder of shares of our Common Stock, they should submit a written request to our transfer agent, West Coast Stock Transfer, Inc. West Coast Stock Transfer’s telephone number is (619) 664-4780.

To delist yourself from householding in the future you may write the Company at 14300 N. Northsight Blvd., #208, Scottsdale, Arizona 85260, Attention: Corporate Secretary or call (877) 360-8839. Upon written or oral request directed to the Company at the address or phone number listed above, we will deliver promptly a separate copy of the proxy materials.

OTHER MATTERS

We do not know of any other matters that may be presented for consideration at the Annual Meeting. If any other business does properly come before the Annual Meeting, the persons named as proxies will vote as they deem in our best interests.

By Order of the Board

Bryan McLaren
Chief Executive Officer and President

October 28, 2016

Scottsdale, Arizona

APPENDIX A

ZONED PROPERTIES, INC.

2016 EQUITY INCENTIVE PLAN

1.       Purpose of the Plan. The purpose of this Zoned Properties, Inc. 2016 Equity Incentive Plan (this “Plan”) is to encourage ownership in the Company (as defined below) by key personnel whose long-term service the Company considers essential to its continued progress and, thereby, encourage recipients to act in the stockholders’ interest and share in the Company’s success.

2.       Definitions. As used herein, the following definitions shall apply:

(a)      “Act” shall mean the Securities Act of 1933, as amended.

(b)     “Administrator” shall mean the Board, any Committees, or such delegates as shall be administering the Plan in accordance with Section 4.

(c)      “Affiliate” shall mean any entity that is directly or indirectly in control of or controlled by the Company, or any entity in which the Company has a significant ownership interest as determined by the Administrator.

(d)     “Applicable Laws” shall mean the requirements relating to the administration of stock plans under federal and state laws; any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Stock to the extent provided under the terms of the Company’s agreement with such exchange or quotation system; and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, to the laws of such jurisdiction.

(e)      “Award” shall mean, individually or collectively, a grant under the Plan of an Option or other such Stock Award.

(f)      “Awardee” shall mean a Service Provider who has been granted an Award under the Plan.

(g)     “Award Agreement” shall mean an Option Agreement or Stock Award Agreement, which may be in written or electronic format, in such form and with such terms as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan.

(h)      “Board” shall mean the Board of Directors of the Company.

(i)       “Change in Control” shall mean any of the following, unless the Administrator provides otherwise:

(i)       any merger or consolidation in which the Company shall not be the surviving entity (or survives only as a subsidiary of another entity whose stockholders did not own all or substantially all of the Common Stock in substantially the same proportions as immediately before such transaction);

(ii)      the sale of all or substantially all of the Company’s assets to any other person or entity (other than a wholly-owned subsidiary of the Company);

(iii)     the acquisition of beneficial ownership of a controlling interest (including power to vote) in the outstanding shares of Common Stock by any person or entity (including a “group” as defined by or under Section 13(d)(3) of the Exchange Act);

(iv)     the dissolution or liquidation of the Company;

(v)      a contested election of Directors, as a result of which or in connection with which the persons who were Directors before such election or their nominees cease to constitute a majority of the Board; or

(vi)     any other event specified, at the time an Award is granted or thereafter, by the Board or a Committee.

Notwithstanding the foregoing, the term “Change in Control” shall not include any underwritten public offering of Shares registered under the Act.

(j)       “Code” shall mean the Internal Revenue Code of 1986, as amended.

(k)      “Committee” shall mean a committee of Directors appointed by the Board in accordance with Section 4.

(l)       “Common Stock” shall mean the common stock of the Company.

(m)    “Company” shall mean Zoned Properties, Inc., a Nevada corporation, or its successor.

(n)      “Consultant” shall mean any natural person, other than an Employee or Director, who performs bona fide services for the Company or an Affiliate as a consultant or advisor.

(o)     “Conversion Award” has the meaning set forth in Section 4(b)(xii).

(p)     “Director” shall mean a member of the Board.

(q)     “Disability” shall mean permanent and total disability as defined in Section 22(e)(3) of the Code.

(r)       “Employee” shall mean an employee of the Company or any Affiliate, and may include an Officer or Director. Within the limitations of Applicable Law, the Administrator shall have the discretion to determine the effect upon an Award and upon an individual’s status as an Employee in the case of (i) any individual who is classified by the Company or its Affiliate as leased from or otherwise employed by a third party or as intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise; (ii) any leave of absence approved by the Company or an Affiliate; (iii) any transfer between locations of employment with the Company or an Affiliate or between the Company and any Affiliate or between any Affiliates; (iv) any change in the Awardee’s status from an employee to a Consultant or Director; and (v) an employee who, at the request of the Company or an Affiliate, becomes employed by any partnership, joint venture, or corporation not meeting the requirements of an Affiliate in which the Company or an Affiliate is a party.

(s)      “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(t)       “Fair Market Value” shall mean, unless the Administrator determines otherwise, as of any date, the closing price for such Common Stock as of such date (or if no sales were reported on such date, the closing price on the last preceding day for which a sale was reported), as reported in such source as the Administrator shall determine.

(u)      “Grant Date” shall mean the date upon which an Award is granted to an Awardee pursuant to this Plan.

(v)      “Incentive Stock Option” shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(w)     “Nonstatutory Stock Option” shall mean an Option not intended to qualify as an Incentive Stock Option.

(x)      “Officer” shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(y)      “Option” shall mean a right granted under Section 8 to purchase a certain number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Option Agreement”). Both Options intended to qualify as Incentive Stock Options and Nonstatutory Stock Options may be granted under the Plan.

(z)      “Participant” shall mean the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

(aa)   “Qualifying Performance Criteria” shall have the meaning set forth in Section 14(b).

(bb)   “Related Corporation” shall mean any parent or subsidiary (as those terms are defined in Section 424(e) and (f) of the Code) of the Company.

(cc)   “Service Provider” shall mean an Employee, Officer, Director, or Consultant.

(dd)   “Share” shall mean a share of the Common Stock, as adjusted in accordance with Section 15.

(ee)   “Stock Award” shall mean an award or issuance of Shares made under Section 11, the grant, issuance, retention, vesting, and transferability of which is subject during specified periods to such conditions (including continued service or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Award Agreement”).

(ff)     “Stock Unit” shall mean a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share, payable in cash, property or Shares. Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.

(gg)   “Ten-Percent Stockholder” shall mean the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Related Corporation).

(hh)   “Termination Date” shall mean the date of a Participant’s Termination of Service, as determined by the Administrator in its sole discretion.

(ii)      “Termination of Service” shall mean ceasing to be a Service Provider. However, for Incentive Stock Option purposes, Termination of Service will occur when the Awardee ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company. The Administrator shall determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Termination of Service.

3.       Stock Subject to the Plan.

(a)      Aggregate Limit. The maximum aggregate number of Shares that may be issued under the Plan through Awards is 10,000,000 Shares. The limitations of this Section 3(a) shall be subject to the adjustments provided for in Section 13.

(b)     Reduction and Replenishment. Upon payment for Shares pursuant to the exercise of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available to grant under the Plan. Notwithstanding the foregoing, the aggregate number of shares of Common Stock that may be issued under the Plan upon the exercise of Incentive Stock Options shall not be increased for restricted Shares that are forfeited or repurchased. Notwithstanding anything in the Plan, or any Award Agreement to the contrary, Shares attributable to Awards transferred under any Award transfer program shall not be again available for grant under the Plan. The Shares subject to the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.

4.       Administration of the Plan.

(a)      Procedure.

(i)       Multiple Administrative Bodies. The Plan shall be administered by the Board or one or more Committees, including such delegates as may be appointed under Section 4(a)(iv).

(ii)      Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, Awards to “covered employees” within the meaning of Section 162(m) of the Code or Employees that the Committee determines may be “covered employees” in the future shall be made by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii)     Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”), Awards to Officers and Directors shall be made in such a manner to satisfy the requirement for exemption under Rule 16b-3.

(iv)     Other Administration. The Board or a Committee may delegate to an authorized Officer or Officers of the Company the power to approve Awards to persons eligible to receive Awards under the Plan who are not (A) subject to Section 16 of the Exchange Act; or (B) at the time of such approval, “covered employees” under Section 162(m) of the Code.

(v)      Delegation of Authority for the Day-to-Day Administration of the Plan. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

(b)     Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its sole discretion:

(i)       to select the Service Providers of the Company or its Affiliates to whom Awards are to be granted hereunder;

(ii)      to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(iii)     to determine the type of Award to be granted to the selected Service Provider;

(iv)     to approve the forms of Award Agreements for use under the Plan;

(v)      to determine the terms and conditions, consistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include the exercise or purchase price, the time or times when an Award may be exercised (which may or may not be based on performance criteria), the vesting schedule, any vesting or exercisability acceleration or waiver of forfeiture restrictions, the acceptable forms of consideration, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;

(vi)     to correct administrative errors;

(vii)    to construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;

(viii)   to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt the rules and procedures regarding the conversion of local currency, withholding procedures, and handling of stock certificates that vary with local requirements; and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate foreign laws, regulations and practice;

(ix)     to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;

(x)      to modify or amend each Award, including the acceleration of vesting, exercisability, or both; provided, however, that any modification or amendment of an Award is subject to Section 16 and may not materially impair any outstanding Award unless agreed to by the Participant;

(xi)     to allow Participants to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be issued pursuant to an Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;

(xii)    to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights, or other stock awards held by service providers of an entity acquired by the Company (the “Conversion Awards”). Any conversion or substitution shall be effective as of the close of the merger or acquisition. The Conversion Awards may be Nonstatutory Stock Options or Incentive Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity. Unless otherwise determined by the Administrator at the time of conversion or substitution, all Conversion Awards shall have the same terms and conditions as Awards generally granted by the Company under the Plan;

(xiii)   to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xiv)  to determine whether Awards will be settled in Shares, cash, or in any combination thereof;

(xv)   to determine whether to provide for the right to receive dividends or dividend equivalents;

(xvi)  to establish a program whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

(xvii) to impose such restrictions, conditions, or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;

(xviii)  to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash, or a combination of both, the amount of which is determined by reference to the value of the Award; and

(xix)  to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

(c)      Effect of Administrator’s Decision. All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations, including the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

5.       Eligibility. Awards may be granted to Service Providers of the Company or any of its Affiliates.

6.       Effective Date and Term of the Plan. The Plan shall become effective upon its adoption by the Board. Options and Stock Awards may be granted immediately thereafter; provided, that no Option may be exercised and no Stock Award may be granted under the Plan until it is approved by the stockholders of the Company, in the manner and to the extent required by Applicable Law, within 12 months after the date of adoption by the Board. The Plan shall continue in effect for a term of ten (10) years from the date of the Plan’s adoption by the Board unless terminated earlier under Section 16.

7.       Term of Award. The term of each Award shall be determined by the Administrator and stated in the Award Agreement. In the case of an Option, the term shall be ten (10) years from the Grant Date or such shorter term as may be provided in the Award Agreement.

8.       Options. The Administrator may grant an Option or provide for the grant of an Option, from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including the achievement of performance goals, and for the satisfaction of an event or condition within the control of the Awardee or within the control of others.

(a)      Option Agreement. Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option; (ii) the type of Option; (iii) the exercise price of the Shares and the means of payment for the Shares; (iv) the term of the Option; (v) such terms and conditions on the vesting or exercisability of an Option, or both, as may be determined from time to time by the Administrator; (vi) restrictions on the transfer of the Option and forfeiture provisions; and (vii) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator.

(b)     Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i)       In the case of an Incentive Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date. Notwithstanding the foregoing, if any Incentive Stock Option is granted to a Ten-Percent Stockholder, then the exercise price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the Grant Date.

(ii)      In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date. The per Share exercise price may also vary according to a predetermined formula; provided, that the exercise price never falls below 100% of the Fair Market Value per Share on the Grant Date.

(iii)     Notwithstanding the foregoing, at the Administrator’s discretion, Conversion Awards may be granted in substitution or conversion of options of an acquired entity, with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of such substitution or conversion.

(c)      Vesting Period and Exercise Dates. Options granted under this Plan shall vest, be exercisable, or both, at such times and in such installments during the Option’s term as determined by the Administrator. The Administrator shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to continued service, the passage of time, or such performance requirements as deemed appropriate by the Administrator. At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant’s right to exercise all or part of the Option.

(d)     Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. The consideration, determined by the Administrator (or pursuant to authority expressly delegated by the Board, a Committee, or other person), and in the form and amount required by applicable law, shall be actually received before issuing any Shares pursuant to the Plan; which consideration shall have a value, as determined by the Board, not less than the par value of such Shares. Acceptable forms of consideration may include:

(i)       Cash;

(ii)      check or wire transfer;

(iii)     subject to any conditions or limitations established by the Administrator, other Shares that have a Fair Market Value on the date of surrender or attestation that does not exceed the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv)     consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator to the extent that this procedure would not violate Section 402 of the Sarbanes-Oxley Act of 2002, as amended;

(v)      cashless exercise, subject to any conditions or limitations established by the Administrator;

(vi)     such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

(vii)    any combination of the foregoing methods of payment.

9.       Incentive Stock Option Limitations.

(a)      Eligibility. Only employees (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company may be granted Incentive Stock Options.

(b)     $100,000 Limitation. Notwithstanding the designation “Incentive Stock Option” in an Option Agreement, if the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company) exceeds $100,000, then the portion of such Options that exceeds $100,000 shall be treated as Nonstatutory Stock Options. An Incentive Stock Option is considered to be first exercisable during a calendar year if the Incentive Stock Option will become exercisable at any time during the year, assuming that any condition on the Awardee’s ability to exercise the Incentive Stock Option related to the performance of services is satisfied. If the Awardee’s ability to exercise the Incentive Stock Option in the year is subject to an acceleration provision, then the Incentive Stock Option is considered first exercisable in the calendar year in which the acceleration provision is triggered. For purposes of this Section 9(b), Incentive Stock Options shall be taken into account in the order in which they were granted. However, because an acceleration provision is not taken into account before its triggering, an Incentive Stock Option that becomes exercisable for the first time during a calendar year by operation of such provision does not affect the application of the $100,000 limitation with respect to any Incentive Stock Option (or portion thereof) exercised before such acceleration. The Fair Market Value of the Shares shall be determined as of the Grant Date.

(c)      Leave of Absence. For purposes of Incentive Stock Options, no leave of absence may exceed three months, unless the right to reemployment upon expiration of such leave is provided by statute or contract. If the period of leave exceeds three months and the Awardee’s right to reemployment is not provided by statute or contract, the Awardee’s employment with the Company shall be deemed to terminate on the first day immediately following such three-month period, and any Incentive Stock Option granted to the Awardee shall cease to be treated as an Incentive Stock Option and shall terminate upon the expiration of the three-month period starting on the date the employment relationship is deemed terminated.

(d)     Transferability. The Option Agreement must provide that an Incentive Stock Option cannot be transferable by the Awardee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, must not be exercisable by any other person. Notwithstanding the foregoing, the Administrator, in its sole discretion, may allow the Awardee to transfer his or her Incentive Stock Option to a trust where under Section 671 of the Code and other Applicable Law, the Awardee is considered the sole beneficial owner of the Option while it is held in the trust. If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonstatutory Stock Option.

(e)      Exercise Price. The per Share exercise price of an Incentive Stock Option shall be determined by the Administrator in accordance with Section 8(b)(i).

(f)      Ten-Percent Stockholder. If any Incentive Stock Option is granted to a Ten-Percent Stockholder, then the Option term shall not exceed five (5) years measured from the date of grant of such Option.

(g)     Other Terms. Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify as Incentive Stock Options, to the extent determined desirable by the Administrator, under the applicable provisions of Section 422 of the Code.

10.     Exercise of Option.

(a)      Procedure for Exercise; Rights as a Stockholder.

(i)       Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the respective Award Agreement.

(ii)      An Option shall be deemed exercised when the Company receives (A) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option; (B) full payment for the Shares with respect to which the related Option is exercised; and (C) with respect to Nonstatutory Stock Options, payment of all applicable withholding taxes.

(iii)     Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.

(iv)     The Company shall issue (or cause to be issued) such Shares as soon as administratively practicable after the Option is exercised. An Option may not be exercised for a fraction of a Share.

(b)     Effect of Termination of Service on Options.

(i)       Generally. Unless otherwise provided for by the Administrator, if a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise his or her Option within such period as is specified in the Award Agreement to the extent that the Option is vested on the Termination Date (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the vested portion of the Option will remain exercisable for three (3) months following the Participant’s Termination Date. Unless otherwise provided by the Administrator, if on the Termination Date the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will automatically revert to the Plan. If after the Termination of Service the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will automatically terminate, and the Shares covered by such Option will revert to the Plan.

(ii)      Disability of Awardee. Unless otherwise provided for by the Administrator, if a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period as is specified in the Award Agreement to the extent the Option is vested on the Termination Date (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve months following the Participant’s Termination Date. Unless otherwise provided by the

Administrator, if at the time of Disability the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will automatically revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will automatically revert to the Plan.

(iii)     Death of Awardee. Unless otherwise provided for by the Administrator, if a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated before the Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person or persons to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

11.     Stock Awards.

(a)      Stock Award Agreement. Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number; (ii) the purchase price, if any, of the Shares, and the means of payment for the Shares; (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retained, or vested, as applicable; (iv) such terms and conditions on the grant, issuance, vesting, or forfeiture of the Shares, as applicable, as may be determined from time to time by the Administrator; (v) restrictions on the transferability of the Stock Award; and (vi) such further terms and conditions in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

(b)     Restrictions and Performance Criteria. The grant, issuance, retention, and vesting of each Stock Award may be subject to such performance criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations, or completion of service by the Awardee. Notwithstanding anything to the contrary herein, the performance criteria for any Stock Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be established by the Administrator based on one or more Qualifying Performance Criteria selected by the Administrator and specified in writing.

(c)      Forfeiture. Unless otherwise provided for by the Administrator, upon the Awardee’s Termination of Service, the unvested Stock Award and the Shares subject thereto shall be forfeited, provided that to the extent that the Participant purchased any Shares pursuant to such Stock Award, the Company shall have a right to repurchase the unvested portion of such Shares at the original price paid by the Participant.

(d)     Rights as a Stockholder. Unless otherwise provided by the Administrator, the Participant shall have the rights equivalent to those of a stockholder and shall be a stockholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant. Unless otherwise provided by the Administrator, a Participant holding Stock Units shall be entitled to receive dividend payments as if he or she were an actual stockholder.

12.     Other Provisions Applicable to Awards.

(a)      Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, either at the time of grant or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be bound by such terms upon acceptance of such transfer.

(b)     Qualifying Performance Criteria. For purposes of this Plan, the term “Qualifying Performance Criteria” shall mean any one or more of the following performance criteria, applied to either the Company as a whole or to a business unit, Affiliate, or business segment, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified in the Award by the Committee: (i) cash flow, (ii) earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings), (iii) earnings per share, (iv) growth in earnings or earnings per share, (v) stock price, (vi) return on equity or average stockholders’ equity, (vii) total stockholder return, (viii) return on capital, (ix) return on assets or net assets, (x) return on investment, (xi) revenue, (xii) income or net income, (xiii) operating income or net operating income, (xiv) operating profit or net operating profit, (xv) operating margin, (xvi) return on operating revenue, (xvii) market share, (xviii) contract awards or backlog, (xix) overhead or other expense reduction, (xx) growth in stockholder value relative to the moving average of the S&P 500 Index or a peer group index, (xxi) credit rating, (xxii) strategic plan development and implementation, (xxiii) improvement in workforce diversity, (xxiv) EBITDA, and (xxv) any other similar criteria.

(c)      Certification. Before payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall certify the extent to which any Qualifying Performance Criteria and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock).

(d)     Discretionary Adjustments Pursuant to Section 162(m). Notwithstanding satisfaction or completion of any Qualifying Performance Criteria, to the extent specified at the time of grant of an Award to “covered employees” within the meaning of Section 162(m) of the Code, the number of Shares, Options or other benefits granted, issued, retained, or vested under an Award on account of satisfaction of such Qualifying Performance Criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

(e)      Section 409A. Notwithstanding anything in the Plan to the contrary, it is the Company’s intent that all Awards granted under this Plan comply with Section 409A of the Code, and each Award shall be interpreted in a manner consistent with that intention.

13.     Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a)      Changes in Capitalization.

(i)       The limitations set forth in Section 3, the number and kind of Shares covered by each outstanding Award, and the price per Share (but not the total price) subject to each outstanding Award shall be proportionally adjusted to prevent dilution or enlargement of rights under the Plan for any change in the outstanding Common Stock subject to the Plan, or subject to any Award, resulting from any stock splits, combination or exchange of Shares, consolidation, spin-off or recapitalization of Shares or any capital adjustment or transaction similar to the foregoing or any distribution to holders of Common Stock other than regular cash dividends.

(ii)      The Administrator shall make such adjustment in such manner as it deems equitable and appropriate, subject to compliance with Applicable Laws. Any determination, substitution or adjustment made by the Administrator under this Section 13 shall be conclusive and binding on all persons. The conversion of any convertible securities of the Company shall not be treated as a transaction requiring any adjustment under this Section 13. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

(b)     Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable before the effective date of such proposed transaction. The Administrator in its discretion may provide for an Option to be fully vested and exercisable until ten days before such proposed transaction. In addition, the Administrator may provide that any restrictions on any Award shall lapse before the proposed transaction, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately before the consummation of such proposed transaction.

(c)      Change in Control. If there is a Change in Control of the Company, as determined by the Board or a Committee, the Board or Committee, or board of directors of any surviving entity or acquiring entity may, in its discretion, (i) provide for the assumption, continuation or substitution (including an award to acquire substantially the same type of consideration paid to the stockholders in the transaction in which the Change in Control occurs) of, or adjustment to, all or any part of the Awards; (ii) accelerate the vesting of all or any part of the Options and SARs and terminate any restrictions on all or any part of the Stock Awards or Cash Awards; (iii) provide for the cancellation of all or any part of the Awards for a cash payment to the Participants; and (iv) provide for the cancellation of all or any part of the Awards as of the closing of the Change in Control; provided, that the Participants are notified that they must exercise or redeem their Awards (including, at the discretion of the Board or Committee, any unvested portion of such Award) at or before the closing of the Change in Control.

14.     Amendment and Termination of the Plan.

(a)      Amendment and Termination. The Administrator may amend, alter, or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the stockholders of the Company in the manner and to the extent required by Applicable Law.

(b)     Effect of Amendment or Termination. No amendment, suspension, or termination of the Plan shall materially impair the rights of any Award, unless agreed otherwise between the Participant and the Administrator. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan before the date of such termination.

(c)      Effect of the Plan on Other Arrangements. Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

15.     Designation of Beneficiary.

(a)      An Awardee may file a written designation of a beneficiary who is to receive the Awardee’s rights pursuant to Awardee’s Award or the Awardee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan. To the extent that Awardee has completed a designation of beneficiary such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Law.

(b)     The Awardee may change such designation of beneficiary at any time by written notice. If an Awardee dies and no beneficiary is validly designated under the Plan who is living at the time of such Awardee’s death, the Company shall allow the executor or administrator of the estate of the Awardee to exercise the Award, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may allow the spouse or one or more dependents or relatives of the Awardee to exercise the Award to the extent permissible under Applicable Law.

16.     No Right to Awards or to Service. No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the service of the Company or its Affiliates. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Service Provider or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

17.     Preemptive Rights. No Shares will be issued under the Plan in violation of any preemptive rights held by any stockholder of the Company.

18.     Legal Compliance. No Share will be issued pursuant to an Award under the Plan unless the issuance and delivery of such Share, as well as the exercise of such Award, if applicable, will comply with Applicable Laws. Issuance of Shares under the Plan shall be subject to the approval of counsel for the Company with respect to such compliance. Notwithstanding anything in the Plan to the contrary, the Plan is intended to comply with the requirements of Section 409A of the Code and shall be interpreted in a manner consistent with that intention.

19.     Inability to Obtain Authority. To the extent the Company is unable to or the Administrator deems that it is not feasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

20.     Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

21.     Notice. Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received.

22.     Governing Law; Interpretation of Plan and Awards.

(a)      This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the State of Nevada.

(b)     If any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid, or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid, and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid, or unenforceable provision.

(c)      The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.

(d)     The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors, and assigns.

(e)      All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. If the Participant believes that a decision by the Administrator with respect to such person was arbitrary or capricious, the Participant may request arbitration with respect to such decision. The review by the arbitrator shall be limited to determining whether the Administrator’s decision was arbitrary or capricious. This arbitration shall be the sole and exclusive review permitted of the Administrator’s decision, and the Awardee shall as a condition to the receipt of an Award be deemed to waive explicitly any right to judicial review.

23.     Limitation on Liability. The Company and any Affiliate or Related Corporation that is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee, or any other persons as to:

(a)      The Non-Issuance of Shares. The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

(b)     Tax Consequences. Any tax consequence expected, but not realized, by any Participant, Employee, Awardee or other person due to the receipt, exercise or settlement of any Option or other Award granted hereunder.

24.     Unfunded Plan. Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company or the Administrator be deemed a trustee of stock or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations that may be created by the Plan; no such obligation of the Company shall be deemed secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

[Signature appears on following page]

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Plan, effective as of August 9, 2016.

ZONED PROPERTIES, INC.

By:	/s/ Bryan McLaren
Bryan McLaren, its President and CEO

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF ZONED PROPERTIES, INC.

The undersigned hereby appoints Bryan McLaren and Adam Wasserman, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Zoned Properties, Inc. common and/or preferred stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held November 18, 2016 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Address Changes/Comments: _______________________________________________________________ _______________________________________________________________________________________

 (If you noted and Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be marked, dated and signed on the other side)

ZONED PROPERTIES, INC. 14300 N. NORTHSIGHT BLVD., #208 SCOTTSDALE, AZ 85260

VOTE BY INTERNET

Before The Meeting — Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting — Go to
www.virtualshareholdermeeting.com/ZDPY2016

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE — 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ZONED PROPERTIES, INC.

The Board of Directors recommends you vote FOR Proposals 1, 2 and 3: 1. Election of Directors Nominees:	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominees(s) on the line below.
To be elected for terms expiring in 2017: 01) Bryan McLaren 02) Irvin Rosenfeld 03) Art Friedman 04) Alex McLaren, MD 05) David G. Honaman				________________________

	For	Against	Abstain
2. Approve the 2016 Equity Incentive Plan.	☐	☐	☐

3. Ratify D. Brooks and Associates CPA’s, P.A. as independent registered public accounting firm for fiscal 2016.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Note: Please sign as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date